EXECUTION

GSR MORTGAGE LOAN TRUST 2005-6F

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2005-6F

MASTER SERVICING

and

TRUST AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Depositor

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Trustee

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as Securities Administrator and Custodian

and

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Master Servicer

Dated as of

June 1, 2005

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

1

Section 1.01

Standard Terms.

1

Section 1.02

Defined Terms.

2

ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

23

Section 2.01

Conveyance to the Trustee.

23

Section 2.02

Acceptance by the Trustee.

24

Section 2.03

REMIC Elections and REMIC Interests Designations.

24

ARTICLE III REMITTING TO CERTIFICATEHOLDERS

29

Section 3.01

Distributions to Certificateholders.

29

Section 3.02

Allocation of Realized Losses and Shortfalls.

36

Section 3.03

The Separate Interest Trust.  (a)

38

Section 3.04

Class 3A-1 and 3A-2 Basis Risk Reserve Fund.

38

Section 3.05

The Class 3A-1 and 3A-2 Interest Rate Cap Agreement.

39

Section 3.06

Class 4A-1 Basis Risk Reserve Fund.

40

Section 3.07

The Class 4A-1 Interest Rate Cap Agreement.

41

ARTICLE IV THE SECURITIES

43

Section 4.01

The Certificates.

43

Section 4.02

Denominations.

43

Section 4.03

Redemption of Certificates.

44

Section 4.04

Securities Laws Restrictions.

45

ARTICLE V MISCELLANEOUS PROVISIONS

45

Section 5.01

Request for Opinions.

45

Section 5.02

Schedules and Exhibits.

45

Section 5.03

Governing Law.

45

Section 5.04

Counterparts.

46

Section 5.05

Notices.

46

SCHEDULES AND EXHIBITS

Schedule I

Mortgage Loans

Schedule II

Master Loan Purchase Agreements related to the Mortgage Loans acquired through the Conduit Program.

Schedule III

PAC Scheduled Amounts

Exhibit A

Forms of Certificates

MASTER SERVICING AND TRUST AGREEMENT

THIS MASTER SERVICING AND TRUST AGREEMENT (this “Trust Agreement”), dated as of June 1, 2005, is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the “Depositor”), WACHOVIA BANK, NATIONAL ASSOCIATION, as trustee (the “Trustee”) under this Trust Agreement, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as securities administrator (in such capacity, the “Securities Administrator”) and custodian (in such capacity, the “Custodian”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as master servicer (the “Master Servicer”).  All of the provisions of the Standard Terms to Master Servicing and Trust Agreement (June 2005 Edition) (the “Standard Terms”), unless otherwise specified herein, are hereby incorporated herein by reference and shall be a part of this Trust Agreement as if set forth herein in full.

PRELIMINARY STATEMENT

The Board of Directors of the Depositor has duly authorized the formation of GSR Mortgage Loan Trust 2005-6F as a trust (the “Trust”) to issue a series of securities with an aggregate initial outstanding principal balance of $949,896,995.77 to be known as the Mortgage Pass-Through Certificates, Series 2005-6F (the “Certificates”).  The Trust is formed by this Trust Agreement.  The Certificates in the aggregate evidence the entire beneficial ownership in the Trust.  The Certificates consist of the Classes set forth herein.

Pursuant to Section 12.01 of the Standard Terms, the Securities Administrator, on behalf of the Trustee, shall make an election to treat all of the Trust Estate (exclusive of the Separate Interest Trust) as three real estate mortgage investment conduits (each, a “REMIC” and, individually, “REMIC I-1,” “REMIC I-2” and “REMIC I-3”) for federal income tax purposes.  The “startup day” of each REMIC for purposes of the REMIC Provisions is the Closing Date.

For purposes of naming the REMIC Interests and the Certificates, the first character (“1,” “2,” “3” or “4”), if any, refers to the Collateral Group; the second character (“A” or “B”), if any, refers to the status of the interest (“A” for senior or “B” for subordinate) and the final character (“1,” “2,” “3,” “4,” “5,” “6,” “7,” “8,” “9,” “10,” “11,” “12,” “13,” “14,” “15,” “16,” “17,” “18,” “19,” “20,” “P,” “R” or “X”) refers to the specific Class.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Standard Terms.

The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer acknowledge that the Standard Terms prescribe certain obligations of each such entity with respect to the Certificates.  The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver, or cause to be delivered, to the Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan.  The Depositor and the Custodian acknowledge that, pursuant to the Amended and Restated Custodial Agreement, dated as of April 25, 2005 among GSMC, J.P. Morgan Trust Company, National Association and Lydian Data Services, the Custodian previously acted as custodian for the predecessors in interest of the Custodian and that in connection with the formation of the Trust, the Depositor shall assign such Custodial Agreement to the Trustee, solely in respect of those Mortgage Loans to be serviced by WaMu and cause a receipt to be issued in the name of the Trustee.

Section 1.02

Defined Terms.

Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the applicable Sale and Servicing Agreement.  In the event of a conflict between the Standard Terms and the applicable Sale and Servicing Agreement, such Sale and Servicing Agreement shall govern.  In the event of a conflict between the Standard Terms and this Trust Agreement, this Trust Agreement shall govern. In addition, the following provisions shall govern the defined terms set forth below for this Trust Agreement:

“Accrual Certificates”:  Any Class 3A-18 Certificates.

“Accrued Certificate Interest”:  Interest to be distributed to each Class of Certificates on any Distribution Date consisting of the sum of (i) interest accrued during the related Interest Accrual Period at the applicable Certificate Rate for such Class of Certificates on the Certificate Balance (or Notional Amount) of such Class of Certificates immediately preceding such Distribution Date and (ii) accrued but unpaid Accrued Certificate Interest from prior Distribution Dates (on a cumulative basis, but without interest on such unpaid Accrued Certificate Interest).

“Aggregate Subordinate Percentage”:  For any Certificate Group at any time, the sum of the Class Principal Balances of the Subordinate Certificates divided by the sum of the outstanding principal balances for all the Mortgage Loans in the related Collateral Groups (other than the Applicable Fractions thereof allocable to the Class A-P Certificates).

“Applicable Fraction”: For each Mortgage Loan and REMIC I-1, shall be calculated as follows:

•

For Collateral Group 1 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 5.25% per annum, but less than 6.00% per annum:

6.00% minus the Net Rate on such Mortgage Loan

0.75%;

•

For Collateral Group 3 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 5.25% per annum, but less than 6.00% per annum:

1 minus

é6.00% minus the Net Rate on such Mortgage Loan

ù

ë

0.75%

û;

•

For Collateral Group 3 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 6.00% per annum, but less than 7.25% per annum:

7.25% minus the Net Rate on such Mortgage Loan

1.25%;

•

For Collateral Group 2 and each Mortgage Loan in Loan Group 1 with a Net Rate greater than or equal to 6.00% per annum, but less than 7.25% per annum:

1 minus

é7.25% minus the Net Rate on such Mortgage Loan

ù

ë

1.25%

û;

•

For Collateral Group 1 and each Mortgage Loan in Loan Group 2 with a Net Rate greater than or equal to 5.25% per annum, but less than 6.00% per annum:

6.00% minus the Net Rate on such Mortgage Loan

0.75%;

•

For Collateral Group 4 and each Mortgage Loan in Loan Group 2 with a Net Rate greater than or equal to 5.25% per annum, but less than 6.00% per annum:

1 minus

é 6.00% minus the Net Rate on such Mortgage Loan

ù

ë

0.75%

û;

•

For Collateral Group P and each Discount Loan:

5.25% minus the Net Rate on such Discount Loan

5.25%;

•

For Collateral Group 1 and each Discount Loan:

the Net Rate on such Discount Loan

5.25%;

•

For Collateral Group 4 and each Mortgage Loan in Loan Group 2 with a Net Rate greater than or equal to 6.00%, 100%.

“A-P Principal Distribution Amount”:  For Collateral Group P and any Distribution Date, the sum of:

(1)

the Applicable Fractions for the Class A-P Certificates of items (1), (2) and (3) of the definition of Principal Payment Amount;

(2)

the Applicable Fractions for the Class A-P Certificates of all Payoffs and Curtailments for each Mortgage Loan contributing to Collateral Group P that were received during the preceding calendar month or received during the period beginning on and including the second day of the preceding calendar month and ending on and including the first day of the then current calendar month (as provided in the applicable Servicing Agreement); and

(3)

the Applicable Fractions for the Class A-P Certificates of the principal portion of the Liquidation Principal for each Liquidated Mortgage Loan contributing to Collateral Group P.

“Apportioned Principal Balance”:  For any Class of Subordinate Certificates and any Distribution Date, the Class Principal Balance of such Class immediately prior to such Distribution Date multiplied by a fraction, the numerator of which is the related Group Subordinate Amount for such date and the denominator of which is the sum of the Group Subordinate Amounts for such date.

“Assignment Agreements”:  (i) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among GSMC, the Company, BofA, as seller, and Aurora, as servicer; (ii) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among the Company, the Trustee, BofA, as seller, and Aurora, as servicer, and as acknowledged by the Master Servicer; (iii) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among GSMC, the Company and Countrywide Servicing, as servicer; (iv) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among the Company, the Trustee and Countrywide Servicing, as servicer, and as acknowledged by the Master Servicer; (v) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among GSMC, the Company, BofA, as seller, and Countrywide; (vi) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among the Company, the Trustee, BofA, as seller, and Countrywide, and as acknowledged by the Master Servicer; (vii) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among GSMC, the Company, and GMAC, as servicer; (viii) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among the Company, the Trustee and GMAC, as servicer, and as acknowledged by the Master Servicer; (ix) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among GSMC, the Company, BofA, as seller, and JPMorgan Chase, as servicer; (x) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among the Company, the Trustee, BofA, as seller, and JPMorgan Chase, as servicer, and as acknowledged by the Master Servicer; (xi) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among GSMC, the Company, BofA, as seller, and Nat City, as seller and servicer; (xii) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among the Company, the Trustee, BofA, as seller, and Nat City, as seller and servicer, and as acknowledged by the Master Servicer; (xiii) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among GSMC, the Company and PHH, as seller and servicer; (xiv) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among the Company, the Trustee and PHH, as seller and servicer, and as acknowledged by the Master Servicer; (xv) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among GSMC, the Company and WaMu, as servicer; (xvi) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among GSMC, the Company, BofA, as seller, and WaMu; (xvii) the Assignment, Assumption and Recognition Agreement dated as of June 1, 2005, by and among the Company, the Trustee, BofA, as seller, and WaMu, as servicer, and as acknowledged by the Master Servicer; (xviii) the conduit Assignment, Assumption and Recognition Agreement dated as of June 30, 2005, by and among GSMC, the Company and Countrywide; and (xix) the conduit Assignment, Assumption and Recognition Agreement dated as of June 30, 2005, by and among the Company and the Trustee, and as acknowledged by the Master Servicer.

“Aurora”:  Aurora Loan Services LLC, or any successor in interest.

“Available Distribution Amount”:  For any Distribution Date and any Collateral Group, the sum of the Applicable Fractions for each Mortgage Loan contributing to such Collateral Group of the following amounts:

(1)

the total amount of all cash received from or on behalf of the Mortgagors or advanced by the applicable Servicer (or the Master Servicer in the event the applicable Servicer fails to make such required advances, or by the Securities Administrator in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms) on the Mortgage Loans contributing to such Collateral Group and not previously distributed (including P&I Advances made by such Servicer (or by the Master Servicer in the event the applicable Servicer fails to make such required advances, or by the Securities Administrator in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms), Compensating Interest Payments made by such Servicer (or the Master Servicer) and proceeds of Mortgage Loans that are liquidated), except:

(a)

all Scheduled Payments collected but due on a Due Date after such Distribution Date;

(b)

all Curtailments received after the previous calendar month;

(c)

all Payoffs received after the previous calendar month (together with each interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans contributing to such Collateral Group for the period after the previous calendar month) (together with each interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans contributing to such Collateral Group for the period after the first day of the current calendar month);

(d)

Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds received on the Mortgage Loans contributing to such Collateral Group after the previous calendar month;

(e)

all amounts in the Certificate Account from Mortgage Loans contributing to such Collateral Group that are then due and payable to the applicable Servicer under the related Sale and Servicing Agreement;

(f)

the Servicing Fee and the Master Servicing Fee for each Mortgage Loan in such Group, net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date;

(g)

any amounts payable in respect of any primary mortgage insurance policy;

(h)

all related indemnification amounts and other amounts reimbursable on such Distribution Date to the Securities Administrator or the Trustee or the Master Servicer;

(i)

all expenses of the Trust Estate paid after the immediately preceding Distribution Date;

(j)

any Fair Market Value Excess remaining after the optional termination of the Trust Estate pursuant to Section 4.03; and

(2)

the total amount of any cash received by the Securities Administrator or the applicable Servicer (or the Master Servicer) from the repurchase by the applicable Loan Seller of any Mortgage Loans contributing to such Collateral Group as a result of defective documentation or breach of representations and warranties (provided that the obligation to repurchase arose before the related Due Date); provided further that the Available Distribution Amount for REMIC I-2 and REMIC I-3 shall be the amounts distributed by REMIC I-1 and REMIC I-2, respectively.

provided that interest with respect to any Mortgage Loan that relates to two Collateral Groups shall be included in the Available Distribution Amount for each related Collateral Group as follows: first, to the Collateral Group with the lower Effective Net Rate, interest to the extent accrued on the Applicable Fraction of the principal of such Mortgage Loan at the Effective Net Rate for such Collateral Group; and second, to the other Collateral Group related to such Mortgage Loan.

“B Average Rate”:  For each Distribution Date, an annual rate equal to the weighted average of the Designated Rates applicable to each Collateral Group, weighted on the basis of the Group Subordinate Amounts for the Collateral Groups.

“BofA”:  Bank of America, National Association, or any successor in interest.

“Book-Entry Certificates”:  The Senior Certificates and the Senior Subordinate Certificates.

“Certificate Balance”:  As to any Class of Certificates (other than any Interest Only Certificate) or Interests as of the close of business on each Distribution Date, the initial Certificate Balance thereof  (as shown on the charts in Section 2.03) reduced by (i) all principal payments previously distributed to such Class and (ii) all Realized Losses previously allocated to such Class and increased (a) in the case of any Class of Certificates for which the Certificate Balance thereof has been reduced by any Realized Loss, by the amount of any Subsequent Recoveries allocated to such Class in accordance with Section 3.02(e) and (b) in the case of any Accrual Certificates, by any Accrued Certificate Interest previously added to the Certificate Balance thereof.

“Certificate Group”:  The Group 1 Certificates, the Group 2 Certificates, the Group 3 Certificates and the Group 4 Certificates, as applicable.

“Certificate Rate”:  With respect to each Class of Certificates on any Distribution Date, the percentage per annum or other entitlement to interest described in Section 2.03.  With respect to each REMIC Interest on any Distribution Date, the Certificate Rates described in Section 2.03.

“Certificates”:  The Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 2A-1, Class 2A-2, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-5, Class 3A-6, Class 3A-7, Class 3A-8, Class 3A-9, Class 3A-10, Class 3A-11, Class 3A-12, Class 3A-13, Class 3A-14, Class 3A-15, Class 3A-16, Class 3A-17, Class 3A-18, Class 3A-19, Class 3A-20, Class 4A-1, Class 4A-2, Class 4A-3, Class A-P, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class C, Class R1, Class R2 and Class X Certificates.

“Class”:  Each Class of Certificates or REMIC Interests.

“Class 1A-4 Notional Amount”:  With respect to each Distribution Date, an amount equal to the Class Principal Balance of the Class 1A-3 Certificates on such Distribution Date.

“Class 2A-2 Notional Amount”:  With respect to each Distribution Date, an amount equal to the Class Principal Balance of the Class 2A-1 Certificates on such Distribution Date.

“Class 3A-3 Notional Amount”:  With respect to each Distribution Date, an amount equal to the Class Principal Balance of the Class 3A-1 Certificates on such Distribution Date.

“Class 3A-4 Notional Amount”:  With respect to each Distribution Date, an amount equal to the Class Principal Balance of the Class 3A-2 Certificates on such Distribution Date.

“Class 3A-7 Notional Amount”:  With respect to each Distribution Date, an amount equal to the Class Principal Balance of the Class 3A-6 Certificates on such Distribution Date.

“Class 3A-9 Notional Amount”:  With respect to each Distribution Date, an amount equal to the aggregate Class Principal Balance of the Class 3A-6 and Class 3A-8 Certificates on such Distribution Date.

“Class 3A-12 Notional Amount”:  With respect to each Distribution Date, an amount equal to the Class Principal Balance of the Class 3A-11 Certificates on such Distribution Date.

“Class 4A-2 Notional Amount”:  With respect to each Distribution Date, an amount equal to the Class Principal Balance of the Class 4A-1 Certificates on such Distribution Date.

“Class 3A-1 and 3A-2 Basis Risk Reserve Fund”:  A fund created as part of the Separate Interest Trust pursuant to Section 3.04 of this Agreement, which is not an asset of any REMIC or of the Trust Estate.

“Class 3A-1 and 3A-2 Required Reserve Fund Deposit”:  For any Distribution Date, an amount at least equal to the amount required to cause the balance on deposit in the Class 3A-1 and 3A-2 Basis Risk Reserve Fund to equal the greater of (i) the aggregate Class 3A-1 and 3A-2 Basis Risk Shortfalls for such Distribution Date and any Class 3A-1 and 3A-2 Basis Risk Shortfalls remaining unpaid from prior Distribution Dates and (ii) $1,000.

“Class 3A-1 and 3A-2 Basis Risk Shortfalls”:  For the Class 3A-1 and Class 3A-2  Certificates and any Distribution Date, the excess, if any, of the aggregate amount of interest that such Classes would have been entitled to receive if the Certificate Rate for each such Class was calculated without regard to the Maximum Rate for such Certificates, over the actual aggregate amount of interest such Classes are entitled to receive for such Distribution Date.

“Class 3A-1 and 3A-2 Interest Rate Cap Agreement”:  The interest rate cap agreement dated June 22, 2005, by and between the Interest Rate Cap Counterparty and GSMC, which was transferred by GSMC to GSMSC and transferred by GSMSC to the Trustee on the Closing Date for the benefit of the Holders of the Class 3A-1 and Class 3A-2 Certificates pursuant to Section 3.05.

“Class 3A-1 and 3A-2 Interest Rate Cap Amount”:  For the Class 3A-1 and 3A-2 Interest Rate Cap Agreement and any Distribution Date, the amount, if any, to be paid by the Interest Rate Cap Counterparty to the Trustee for the account of the Class 3A-1 and 3A-2 Separate Interest Trust pursuant to such Interest Rate Cap Agreement, as calculated by the Interest Rate Cap Counterparty based on information in the Distribution Date Statement delivered to it pursuant to Section 4.01 of the Standard Terms.

“Class 4A-1 Basis Risk Reserve Fund”:  A fund created as part of the Separate Interest Trust pursuant to Section 3.06 of this Agreement, which is not an asset of any REMIC or of the Trust Estate.

“Class 4A-1 Required Reserve Fund Deposit”:  For any Distribution Date, an amount at least equal to the amount required to cause the balance on deposit in the Class 4A-1 Basis Risk Reserve Fund to equal the greater of (i) the Class 4A-1 Basis Risk Shortfall for such Distribution Date and any Class 4A-1 Basis Risk Shortfalls remaining unpaid from prior Distribution Dates and (ii) $1,000.

“Class 4A-1 Basis Risk Shortfalls”:  For the Class 4A-1 Certificates and any Distribution Date, the excess, if any, of the amount of interest that such Class would have been entitled to receive if the Certificate Rate for such Class were calculated without regard to the Maximum Rate for such Certificates, over the actual amount of interest such Class is entitled to receive for such Distribution Date.

“Class 4A-1 Interest Rate Cap Agreement”:  The interest rate cap agreement dated June 22, 2005, by and between the Interest Rate Cap Counterparty and GSMC, which was transferred by GSMC to GSMSC and transferred by GSMSC to the Trustee on the Closing Date for the benefit of the Holders of the Class 4A-1 Certificates pursuant to Section 3.07.

“Class 4A-1 Interest Rate Cap Amount”:  For the Class 4A-1 Interest Rate Cap Agreement and any Distribution Date, the amount, if any, to be paid by the Interest Rate Cap Counterparty to the Trustee for the account of the Class 4A-1 Separate Interest Trust pursuant to such Interest Rate Cap Agreement, as calculated by the Interest Rate Cap Counterparty based on information in the Distribution Date Statement delivered to it pursuant to Section 4.01 of the Standard Terms.

“Class A Certificates”:  The Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 2A-1, Class 2A-2, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-5, Class 3A-6, Class 3A-7, Class 3A-8, Class 3A-9, Class 3A-10, Class 3A-11, Class 3A-12, Class 3A-13, Class 3A-14, Class 3A-15, Class 3A-16, Class 3A-17, Class 3A-18, Class 3A-19, Class 3A-20, Class 4A-1, Class 4A-2, Class 4A-3 and Class A-P Certificates.

“Class B Certificates”:  The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates.

“Closing Date”:  June 30, 2005.

“Collateral Group”:  Each of Collateral Group P, Collateral Group 1,  Collateral Group 2, Collateral Group 3 and Collateral Group 4.

“Collateral Group P”:  The portions of Discount Loans in Loan Group 1 that have been stripped to an Effective Net Rate of 0.00%.

“Collateral Group 1”: The Mortgage Loans in Subgroup 1-P, Subgroup 1-A and Subgroup 2-A or portions thereof that have been stripped to an Effective Net Rate of 5.25%.

“Collateral Group 2”: The Mortgage Loans in Subgroup 1-B or portions thereof that have been stripped to an Effective Net Rate of 7.25%.

“Collateral Group 3”: The Mortgage Loans in Subgroup 1-A and Subgroup 1-B or portions thereof that have been stripped to an Effective Net Rate of 6.00%.

“Collateral Group 4”: The Mortgage Loans in Subgroup 2-A and Subgroup 2-B or portions thereof that have been stripped to an Effective Net Rate of 6.00%.

“Conduit Program”:  GSMC’s mortgage conduit program, through which mortgage loans are acquired from time to time from various banks, savings and loan associations, mortgage bankers and other mortgage loan originators and purchasers of mortgage loans in the secondary market.

“Corresponding Class”:  For each Class of REMIC Interests or Certificates, the Class or Classes indicated as such in the tables set forth in Section 2.03.

“Countrywide”:  Countrywide Home Loans, Inc., or any successor in interest.

“Countrywide Servicing”:  Countrywide Home Loans Servicing LP, or any successor in interest.

“Credit Support Depletion Date”:  The first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

“Current Realized Loss”:  For the Class A-P Certificates and each Distribution Date, the sum of the related Applicable Fraction of Realized Losses realized during the preceding calendar month on each Discount Loan.

“Current Shortfall”:  Any amount included in the Principal Distribution Amount for which cash is not available to make distributions as a result of the Servicer’s decision not to Advance a delinquent payment, other than a Realized Loss.

“Curtailment”:  Any partial prepayment on any Mortgage Loan.

“Custodian”:  JPMorgan Chase Bank, National Association, and J.P. Morgan Trust Company, National Association, each in its capacity as custodian under the applicable Custodial Agreement.

“Custodial Agreement”:  The Master Custodial Agreement, dated as of June 1, 2005 among GSMC, the Custodian and each of Aurora, JPMorgan Chase, Countrywide Servicing, GMAC, Nat City and PHH, in their respective capacities as Servicers, and, solely in respect of the Mortgage Loans serviced by WaMu, the Amended and Restated Custodial Agreement, dated as of April 25, 2005 among GSMC, J.P. Morgan Trust Company, National Association and Lydian Data Services.

“Cut-Off Date”:  June 1, 2005.

“Deferred Principal Amount”:  For the Class A-P Certificates, the cumulative amount of current Realized Losses allocated to such Class on prior Distribution Dates, minus all amounts reimbursed from amounts otherwise payable on the Subordinate Certificates.

“Depositor”:  GS Mortgage Securities Corp., in its capacity as depositor under this Trust Agreement.

“Designated Rate”:  With respect to Collateral Group 1, 5.25% per annum. With respect to Collateral Group 2, 7.25% per annum.  With respect to Collateral Group 3, 6.00% per annum.  With respect to Collateral Group 4, 6.00% per annum.

“Discount Loan”:  Any Mortgage Loan with a Net Rate less than 5.25% per annum.

“Distribution Date”:  The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day. The initial Distribution Date shall be July 25, 2005.

“Due Date”:  For any Mortgage Loan, the first day in each calendar month.

“Due Period”:  For any Distribution Date, the period beginning on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

“EMC”:  EMC Mortgage Corporation, or any successor in interest.

“Fair Market Value Excess”:  An amount equal to the excess, if any, of (i) the amount in clause (b) of the definition of “Termination Price”, over (i) the amount in clause (a) of the definition of “Termination Price”.

“GMAC”:  GMAC Mortgage Corporation, or any successor in interest.

“Group 1 Certificate”:  Any Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6 or Class 1A-7 Certificate.

“Group 1 NAS Percentage”: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the aggregate Certificate Balance of the Class 1A-6 and Class 1A-7 Certificates immediately prior to such date by (y) the aggregate Certificate Balance of the 1A-1, Class 1A-2, Class 1A-3, Class 1A-5, Class 1A-6 and Class 1A-7 Certificates immediately prior to such date.

“Group 1 NAS Priority Amount”:  With respect to any Distribution Date, the lesser of (i) the sum of (x) the product of the Group 1 NAS Percentage for such date, the NAS Scheduled Principal Percentage for such date and the Scheduled Principal Amount for Collateral Group 1 for such date and (y) the product of the Group 1 NAS Percentage for such date, the NAS Prepayment Shift Percentage for such date and the Unscheduled Principal Amount for Collateral Group 1 for such date and (ii) the aggregate Certificate Balance of the Class 1A-6 and Class 1A-7 Certificates immediately prior to such date.  Notwithstanding the foregoing, (i) on and after the Credit Support Depletion Date, the Class 1A-6 and Class 1A-7 Certificates shall be entitled to their pro rata share of all scheduled and unscheduled payments of principal and (ii) on the date on which the Certificate Balances of all of the Class 1A-1, Class 1A-2, Class 1A-3 and Class 1A-5 Certificates have been reduced to zero, the Class 1A-6 and Class 1A-7 Certificates shall be entitled, pro rata, to any remaining Senior Principal Distribution Amount for Collateral Group 1 and thereafter, the Group 1 NAS Priority Amount shall equal the Senior Principal Distribution Amount for Collateral Group 1.

“Group 2 Certificate”:  Any Class 2A-1 or Class 2A-2 Certificate.

“Group 3 Certificate”:  Any Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-5, Class 3A-6, Class 3A-7, Class 3A-8, Class 3A-9, Class 3A-10, Class 3A-11, Class 3A-12, Class 3A-13, Class 3A-14, Class 3A-15, Class 3A-16, Class 3A-17, Class 3A-18, Class 3A-19 or Class 3A-20 Certificate.

“Group 3(A) NAS Percentage”: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the aggregate Certificate Balance of the Class 3A-5 and Class 3A-10 Certificates immediately prior to such date by (y) the aggregate Certificate Balance of the 3A-1, Class 3A-2, Class 3A-5 and Class 3A-10 Certificates immediately prior to such date.

“Group 3(A) NAS Priority Amount”:  With respect to any Distribution Date, the lesser of (i) the sum of (x) the product of the Group 3(A) NAS Percentage for such date, the NAS Scheduled Principal Percentage for such date and 17.6811063941% of the   Scheduled Principal Amount for Collateral Group 3 for such date and (y) the product of the Group 3(A) NAS Percentage for such date, the NAS Prepayment Shift Percentage for such date and 17.6811063941% of the Unscheduled Principal Amount for Collateral Group 3 for such date and (ii) the aggregate Certificate Balance of the Class 3A-5 and Class 3A-10 Certificates immediately prior to such date.  Notwithstanding the foregoing, (i) on and after the Credit Support Depletion Date, the Class 3A-5 and Class 3A-10 Certificates shall be entitled to their pro rata share of all scheduled and unscheduled payments of principal and (ii) on the date on which the Certificate Balances of all of the Class 3A-1 and Class 3A-2 Certificates have been reduced to zero, the Class 3A-5 and Class 3A-10 Certificates shall be entitled, pro rata, to any remaining Senior Principal Distribution Amount for Collateral Group 3 allocable to the Class 3A-1, Class 3A-2, Class 3A-5 or Class 3A-10 Certificates and thereafter, the Group 3(A) NAS Priority Amount shall equal 17.6811063941% of the Senior Principal Distribution Amount for Collateral Group 3.

“Group 3(B) NAS Percentage”: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the aggregate Certificate Balance of the Class 3A-19 and Class 3A-20 Certificates immediately prior to such date by (y) the aggregate Certificate Balance of the 3A-13, Class 3A-14, Class 3A-15, Class 3A-16, Class 3A-17, Class 3A-18, Class 3A-19 and Class 3A-20 Certificates immediately prior to such date.

“Group 3(B) NAS Priority Amount”:  With respect to any Distribution Date, the lesser of (i) the sum of (x) the product of the Group 3(B) NAS Percentage for such date, the NAS Scheduled Principal Percentage for such date and 59.6354250161% of the   Scheduled Principal Amount for Collateral Group 3 for such date and (y) the product of the Group 3(B) NAS Percentage for such date, the NAS Prepayment Shift Percentage for such date and 59.6354250161% of the Unscheduled Principal Amount for Collateral Group 3 for such date and (ii) the aggregate Certificate Balance of the Class 3A-19 and Class 3A-20 Certificates immediately prior to such date.  Notwithstanding the foregoing, (i) on and after the Credit Support Depletion Date, the Class 3A-19 and Class 3A-20 Certificates shall be entitled to their respective pro rata share of all scheduled and unscheduled payments of principal and (ii) on the date on which the Certificate Balances of all of the Class 3A-13, Class 3A-14, Class 3A-15, Class 3A-16, Class 3A-17 and Class 3A-18 Certificates have been reduced to zero, the Class 3A-19 and Class 3A-20 Certificates shall be entitled, pro rata, to any remaining Senior Principal Distribution Amount for Collateral Group 3 allocable to the Class 3A-13, Class 3A-14, Class 3A-15, Class 3A-16, Class 3A-17, Class 3A-18, Class 3A-19 or Class 3A-20 Certificates and thereafter, the Group 3(B) NAS Priority Amount shall equal 59.6354250161% of the Senior Principal Distribution Amount for Collateral Group 3.

“Group 4 Certificate”:  Any Class 4A-1, Class 4A-2 or Class 4A-3 Certificate.

“Group 4 NAS Percentage”: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the Certificate Balance of the Class 4A-3 Certificates immediately prior to such date by (y) the aggregate Certificate Balance of the Class 4A-1 and Class 4A-3 Certificates immediately prior to such date.

“Group 4 NAS Priority Amount”:  With respect to any Distribution Date, the lesser of (i) the sum of (x) the product of the Group 4 NAS Percentage for such date, the NAS Scheduled Principal Percentage for such date and the   Scheduled Principal Amount for Collateral Group 4 for such date and (y) the product of the Group 4 NAS Percentage for such date, the NAS Prepayment Shift Percentage for such date and the Unscheduled Principal Amount for Collateral Group 4 for such date and (ii) the Certificate Balance of the Class 4A-3 Certificates immediately prior to such date.  Notwithstanding the foregoing, (i) on and after the Credit Support Depletion Date, the Class 4A-3 Certificates shall be entitled to their pro rata share of all scheduled and unscheduled payments of principal and (ii) on the date on which the aggregate Certificate Balance of the Class 4A-1 Certificates has been reduced to zero, the Class 4A-3 Certificates shall be entitled, pro rata, to any remaining Senior Principal Distribution Amount for Collateral Group 4 allocable to the Class 4A-1 or Class 4A-3 Certificates and thereafter, the Group 4 NAS Priority Amount shall equal the Senior Principal Distribution Amount for Collateral Group 4.

“Group 1 Mortgage Loan”:  Any Mortgage Loan in Loan Group 1.

“Group 2 Mortgage Loan”:  Any Mortgage Loan in Loan Group 2.

“Group Subordinate Amount”:  With respect to each Collateral Group and any Distribution Date, the excess of the sum of the Applicable Fractions of the Scheduled Principal Balance of the Mortgage Loans contributing to such Collateral Group as of the beginning of the related Due Period (other than the Applicable Fractions thereof allocable to the Class A-P Certificates) over the total Certificate Balance of the Senior Certificates of the related Certificate Group (other than the Class A-P Certificates) immediately prior to such Distribution Date.

“GSMC”:  Goldman Sachs Mortgage Company, or any successor in interest.

“Interest Accrual Period”:  For any Distribution Date and any regular interest in any REMIC created hereby or any Class of Certificates (other than the Class 1A-3, Class 1A-4, Class 2A-1, Class 2A-2, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-6, Class 3A-7, Class 3A-8, Class 3A-9, Class 3A-11, Class 3A-12, Class 4A-1, Class 4A-2, Class A-P, Class C, Class R1, Class R2 and Class X Certificates) the calendar month immediately preceding the calendar month in which such Distribution Date occurs.  For any Distribution Date and the Class 1A-3, Class 1A-4, Class 2A-1, Class 2A-2, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-6, Class 3A-7, Class 3A-8, Class 3A-9, Class 3A-11, Class 3A-12, Class 4A-1 and Class 4A-2 Certificates is the period beginning on and including the 25th day of the month immediately preceding the month in which such Distribution Date occurs and ending on and including the 24th day of the month in which such Distribution Date occurs.  The Class A-P, Class C, Class R1, Class R2 and Class X Certificates shall not be entitled to any interest.

“Interest Only Certificate”:  Any Class 1A-4, Class 2A-2, Class 3A-3, Class 3A-4, Class 3A-7, Class 3A-9, Class 3A-12 or Class 4A-2 Certificate.

“Interest Rate Cap Amount”: The 3A-1 and 3A-2 Interest Rate Cap Amount or the Class 4A-1 Interest Rate Cap Amount, as applicable.

“Interest Rate Cap Agreement”: The Class 3A-1 and 3A-2 Interest Rate Cap Agreement or the Class 4A-1 Interest Rate Cap Agreement, as applicable.

“Interest Rate Cap Counterparty”:  Goldman Sachs Mitsui Marine Derivative Products and its successors and permitted assigns.

“Interests”:  Each Class of REMIC Interests.

“JPMorgan Chase”:  JPMorgan Chase Bank, National Association, or any successor in interest.

“Junior Subordinate Certificates”:  The Class B4, Class B5 and Class B6 Certificates.

“Lehman”: Lehman Capital, a Division of Lehman Brothers Holdings Inc.

“Liquidation Principal”:  For any Distribution Date, the principal portion of Liquidation Proceeds received from each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date.

“Loan Group 1”:  The Mortgage Loans identified on Schedule I as being in Loan Group 1.

“Loan Group 2”:  The Mortgage Loans identified on Schedule I as being in Loan Group 2.

“Loan Seller”:  Each of Aurora, JPMorgan Chase, Countrywide, GMAC, Nat City, PHH and WaMu.

“Master Servicer”:  JPMorgan Chase, in its capacity as Master Servicer, or any successor master servicer.

“Master Servicing Fee”:  With respect to any Distribution Date, all income and gain realized from the investment of funds in the Master Servicer Account during the period from and including the Servicer Remittance Date relating to such Distribution Date, to but excluding the Master Servicer Remittance Date relating to such Distribution Date.  Pursuant to a separate agreement, the Master Servicer shall pay the Trustee fee and the Securities Administrator fee from the Master Servicing Fee.

“Maximum Rate”:  With respect to any Distribution Date and any Class of Floating Rate Certificates, the amount set forth in the table in footnote 6 to the table in Section 2.03(c).

“Moody’s”:  Moody’s Investors Service, Inc., or any successor in interest.

“Mortgage Loans”:  The mortgage loans identified on Schedule I hereto.

“Nat City”:  National City Mortgage Co., or any successor in interest.

“NAS Prepayment Shift Percentage”: With respect to any Distribution Date during the five years beginning on the first Distribution Date, 0%.  Thereafter, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any subsequent Distribution Date, 100%.

“NAS Scheduled Principal Percentage”: With respect to any Distribution Date during the five years beginning on the first Distribution Date, 0%.  Thereafter, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, 100%.

“Net Rate”:  With respect to each Mortgage Loan, the Note Rate of such Mortgage Loan less the Servicing Fee Rate and the rate on any primary mortgage insurance applicable to such Mortgage Loan.

“Non-AP Pool Balance”:  For any Distribution Date and any Collateral Group (other than Collateral Group P), the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) the outstanding principal balance of such Mortgage Loan as of the Due Date of the month in which such Distribution Date occurs.

“Note Rate”:  For each Mortgage Loan, the rate at which the related promissory note accrues interest.  For purposes of calculating the Certificate Rates on the Interests and Certificates, the Note Rate of a Mortgage Loan shall be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by the Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

“Notional Amount”:  The Class 1A-4 Notional Amount, the Class 2A-2 Notional Amount, the Class 3A-3 Notional Amount, the Class 3A-4 Notional Amount, the Class 3A-7 Notional Amount, the Class 3A-9 Notional Amount, the Class 3A-12 Notional Amount or the Class 4A-2 Notional Amount.  The Notional Amount is used to calculate distributions on the related Class of Certificates, but is not a principal amount or other amount to which a Certificateholder is entitled.

“PAC Scheduled Amount”:  With respect to any Distribution Date and the Class 3A-14 and Class 3A-15 Certificates, the amount set forth on Schedule III attached hereto for such Distribution Date and such Classes.

“P&I Certificates”:  All Classes of Certificates other than the  Class A-P, Class C and Class X Certificates, the Interest Only Certificates and the Residual Certificates.

“Payoffs”:  Any prepayment in full on any Mortgage Loan.

“PHH”:  PHH Mortgage Corporation, or any successor in interest.

“Prepayment Period”:  With respect to each Distribution Date, the preceding calendar month.

“Principal Distribution Amount”:  For each Collateral Group and any Distribution Date, the sum of:

(1)

the Principal Payment Amount for such Collateral Group;

(2)

the Principal Prepayment Amount for such Collateral Group; and

(3)

the Applicable Fraction for each Mortgage Loan contributing to such Collateral Group of the Liquidation Principal derived from such Mortgage Loan.

“Principal Only Certificate”:  Any Class A-P Certificate.

“Principal Payment Amount”:  For each Collateral Group (other than Collateral Group P) and any Distribution Date, the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) the sum of the following amounts:

(1)

the principal portion of Scheduled Payments on such Mortgage Loan due on the related Due Date and received or advanced during the related Due Period;

(2)

the principal portion of repurchase proceeds received on such Mortgage Loan if such Mortgage Loan was repurchased as permitted or required by this Trust Agreement during the calendar month preceding the month of such Distribution Date;

(3)

any other unscheduled payments of principal which were received on such Mortgage Loan during the preceding calendar month (or, with respect to Mortgage Loans serviced by IndyMac, received during the period beginning on and including the second day of the preceding calendar month and ending on and including the first day of the current calendar month), other than Payoffs, Curtailments, or Liquidation Principal; and

(4)

current Realized Losses and Deferred Principal Amounts, to the extent of the amount available from the related Subordinate Principal Distribution Amount.

“Principal Prepayment Amount”:   For any Distribution Date and any Collateral Group (other than Collateral Group P), the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) all Payoffs and Curtailments for such Mortgage Loan that were received during the preceding calendar month or received during the period beginning on and including the second day of the preceding calendar month and ending on and including the first day of the current calendar month (as specified in the related Servicing Agreement).

“Private Certificates”:  The Junior Subordinate Certificates.

“Qualified Institutional Buyer”:  Any “qualified institutional buyer” as defined in clause 7(a) of Rule 144A promulgated under the Securities Act.

“Rating Agency”:  Each of S&P and Moody’s.

“Record Date”:  For each Class of Certificates, the last Business Day of the related Interest Accrual Period.

“REMIC”:  As specified in the preliminary statement.

“REMIC Certificates”:  Each Class of Certificates issued by REMIC I-3 pursuant to Section 2.03 and the Class R1 and Class R2 Certificates.

“REMIC Interests”:  Each Class of REMIC interests issued pursuant to Section 2.03.

“REMIC I-1”:  One of the real estate mortgage investment conduits created hereunder, which consists of the Mortgage Loans and the REMIC I-1 Distribution Account.

“REMIC I-1 Regular Interests”:  The regular interests issued by REMIC I-1 as specified in Section 2.03.

“REMIC I-2”:  One of the real estate mortgage investment conduits created hereunder, which consists of the REMIC I-1 Regular Interests and the REMIC I-2 Distribution Account.

“REMIC I-2 Regular Interests”:  The regular interests issued by REMIC I-2 as specified in Section 2.03.

“REMIC I-3”:  One of the real estate mortgage investment conduits created hereunder, which consists of the REMIC I-2 Regular Interests and the REMIC I-3 Distribution Account.

“REMIC I-3 Regular Interests”:  The regular interests issued by REMIC I-3 as specified in Section 2.03.

“Remittance Date”:  For each Mortgage Loan and any Distribution Date, as set forth in the related Servicing Agreement.

“Residual Certificates”:  The Class R1 and Class R2 Certificates.

“Rule 144A Certificates”:  The Junior Subordinate Certificates.

“S&P”:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies.

“Sale and Servicing Agreements”:  (i) the Mortgage Loan Purchase and Warranties Agreement dated as of August 1, 2004, between Lehman, as seller, and BofA, as purchaser; (ii) the Servicing Agreement dated as of August 1, 2004, between BofA and Aurora; (iii) the Assignment, Assumption and Recognition Agreement dated as of April 27, 2005 among GSMC, BofA, as seller, and Aurora, as servicer; (iv) the Master Mortgage Loan Purchase and Servicing Agreement dated as of April 1, 2003, as amended by Amendment No. 1 dated July 1, 2003, between Countrywide, as seller, and BofA, as purchaser; (v) the Flow Sale and Servicing Agreement dated as of January 1, 2002, as amended by Amendment No. 1 dated as of July 1, 2003, and as further amended by Amendment No. 2 dated as of September 1, 2004, between Countrywide, as seller, and BofA, as purchaser; (vi) the Master Mortgage Loan Purchase and Servicing Agreement dated as of April 1, 2003, as amended by Amendment No. 1 dated as of May 1, 2003, as further amended by Amendment No. 2 dated as of June 1, 2003, as further amended by Amendment No. 3 dated as of August 1, 2003, as further amended by Amendment No. 4 dated as of April 14, 2004, as further amended by Amendment No. 5 dated as of May 18, 2004, as further amended by Amendment No. 6 dated as of June 30, 2004, and as further amended by Amendment No. 7 dated as of October 1, 2004, between Countrywide, as seller, and BofA, as purchaser; (vii) the Servicing Agreement dated as of July 1, 2004, between GSMC and Countrywide Servicing; (viii) the Master Mortgage Loan Purchase Agreement dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide, as seller; (ix) the Assignment, Assumption and Recognition Agreement dated as of April 26, 2005, among GSMC, BofA, as seller, and Countrywide Servicing, as servicer; (x) the Mortgage Loan Purchase Agreement dated as of February 1, 2005, between EMC, as purchaser, and GMAC, as seller; (xi) the Flow Sale and Servicing Agreement dated as of March 1, 2005, as amended by Amendment No. 1 dated as of May 31, 2005, between GSMC and GMAC; (xii) the Assignment, Assumption and Recognition Agreement dated as of May 13, 2005 among GSMC, EMC, as seller, and GMAC, as servicer; (xiii) the Purchase, Warranties and Servicing Agreement dated as of August 1, 2004, between JPMorgan Chase, as seller, and BofA, as purchaser; (xiv) the Assignment, Assumption and Recognition Agreement dated as of April 26, 2005, among GSMC, JPMorgan Chase, as servicer, and BofA, as seller; (xv) the Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of May 1, 2004 and the related Warranty Bill of Sale, dated April 19, 2005, each between GSMC and Nat City, as seller and servicer; (xvi) the Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of October 1, 2001, as amended and restated December 5, 2003, between Nat City, as seller, and BofA, as purchaser; (xvii) the Master Seller’s Warranties and Servicing Agreement dated as of September 1, 2003, as amended by Amendment No. 1 dated as of July 1, 2004, between Nat City, as seller, and BofA, as purchaser; (xviii) the Assignment, Assumption and Recognition Agreement dated as of April 27, 2005, among GSMC, BofA, as seller, and Nat City, as servicer; (xix) the Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of June 1, 2004, as amended by Amendment No. 1 dated as of July 1, 2004, between GSMC, as purchaser, and PHH, as seller and servicer; (xx) the Mortgage Loan Purchase and Sale Agreement dated as of February 1, 2004, between WaMu, as seller, and BofA, as purchaser; (xxi) the Assignment, Assumption and Recognition Agreement dated as of April 28, 2005, among GSMC, BofA, as seller, and WaMu, as servicer; (xxii) the Servicing Agreement dated as of February 1, 2004, between GSMC and WaMu; and (xxiii) with respect to Mortgage Loans acquired through the Conduit Program, (a) each Master Loan Purchase Agreement listed on Schedule II and any related Program Documents (as defined in each such Master Loan Purchase Agreement) and (b) the Flow Servicing Agreement dated as of May 1, 2005, between GSMC and Countrywide.

“Scheduled Final Distribution Date”:  For each Class of Certificates, the respective dates specified in Section 2.03(d).

“Scheduled Payments”:  With respect to any Mortgage Loan, the monthly payments of principal and interest payable by the related Mortgagor pursuant to the related amortization schedule.

“Scheduled Principal Amount”:  With respect to each Collateral Group and any Distribution Date, an amount equal to the amount described in clause (i) of the definition of Senior Principal Distribution Amount.

“Securities Administrator”:  JPMorgan Chase in its capacity as Securities Administrator under this Trust Agreement, or any successor securities administrator.

“Senior Certificates”:  The Class A Certificates.

“Senior Collateral Group Percentage”:  For Collateral Group 1, Collateral Group 2, Collateral Group 3 and Collateral Group 4 shall equal (i) as of the Closing Date, 96.49%, 96.50%, 96.50% and 96.50%, respectively, and (ii) for any Distribution Date thereafter shall be a fraction expressed as a percentage equal to (a) the sum of the Certificate Balances of the Senior Certificates related to such Collateral Group (other than the Class A-P Certificates) immediately preceding such Distribution Date, over (b) the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (x) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (y) the outstanding principal balance of such Mortgage Loan as of the Due Date of the month in which such Distribution Date occurs.

“Senior Interests”:  All of the REMIC I-2 Regular Interests except those corresponding to a Class B Certificate.

 “Senior Liquidation Amount”:  For any Distribution Date and any Collateral Group (other than Collateral Group P), the aggregate, for each Mortgage Loan contributing to such Collateral Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, of the Applicable Fraction of the lesser of (i) the related Senior Collateral Group Percentage of the scheduled principal balance of such Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

“Senior Prepayment Percentage”:  For each Collateral Group, as follows:  (i) on any Distribution Date occurring before the Distribution Date in the month of July 2010, 100%; (ii) on any other Distribution Date on which the related Senior Collateral Group Percentage for such Distribution Date exceeds the initial Senior Collateral Group Percentage as of the Cut-Off Date, 100% (in which case, the Senior Prepayment Percentage for each other Collateral Group shall also equal 100% for such Distribution Date); and (iii) on any other Distribution Date in the month of July 2010 and thereafter, 100%, unless:

(a)

the mean of the sum of the Applicable Fractions of the Scheduled Principal Balances of the Mortgage Loans contributing to each Collateral Group that are 60 or more days delinquent (including Mortgage Loans in foreclosure or bankruptcy and property held by the Trust) for each of the immediately preceding three calendar months is less than or equal to 50% of the Group Subordinate Amount for such Collateral Group as of such Distribution Date, and

(b)

the sum of the Applicable Fractions of the cumulative Realized Losses on the Mortgage Loans contributing to each Collateral Group are less than or equal to the following percentage of the aggregate Group Subordinate Amount for such Collateral Group:

Distribution Date Occurring In	Percentage of the aggregate Group Subordination Amount as of the Cut-Off Date
July 2010 through June 2011	30%
July 2011 through June 2012	35%
July 2012 through June 2013	40%
July 2013 through June 2014	45%
July 2014 and thereafter	50%

in which case, the Senior Prepayment Percentage for each Collateral Group shall be as follows:

Distribution Date Occurring In or On	Senior Prepayment Percentage
July 2005 through June 2010	100%
July 2010 through June 2011	Senior Collateral Group Percentage for such Collateral Group + 70% of the related Subordinate Percentage
July 2011 through June 2012	Senior Collateral Group Percentage for such Collateral Group + 60% of the related Subordinate Percentage
July 2012 through June 2013	Senior Collateral Group Percentage for such Collateral Group + 40% of the related Subordinate Percentage
July 2013 through June 2014	Senior Collateral Group Percentage for such Collateral Group + 20% of the related Subordinate Percentage
July 2014 through the Distribution Date immediately preceding the Final Distribution Date	Senior Collateral Group Percentage for such Collateral Group
Final Distribution Date	100%

If on any Distribution Date the allocation to the P&I Certificates of Principal Prepayments in the percentage required would reduce the sum of the Certificate Balances of the P&I Certificates below zero, the Senior Prepayment Percentage for such Distribution Date shall be equal to the percentage necessary to reduce such sum to zero.

“Senior Principal Distribution Amount”:  For any Distribution Date and each Collateral Group shall equal the sum of:

(i)

the related Senior Collateral Group Percentage of the related Principal Payment Amount for such Distribution Date;

(ii)

the related Senior Prepayment Percentage of the related Principal Prepayment Amount for such Distribution Date; and

(iii)

the related Senior Liquidation Amount for such Distribution Date.

“Senior Subordinate Certificates”:  The Class B1, Class B2 and Class B3 Certificates.

“Servicer”:  Each of Aurora, JPMorgan Chase, Countrywide Servicing, GMAC, Nat City, PHH, and WaMu and their respective successors or assigns, in each case in their respective capacities as servicer under the related Sale and Servicing Agreement.

“Servicing Fee Rate”:  For each Mortgage Loan, the per annum fee described in Schedule I hereto.

“Servicemembers Shortfall”:  Any shortfall in amounts paid by any Mortgagors on the related Mortgage Loan that occurs pursuant to the Servicemembers Civil Relief Act, as amended, or comparable state or local laws affording relief to members of the armed forces.

“Subgroup 1-A”:  The Group 1 Mortgage Loans with Net Rates greater than or equal to 5.25% and less than 6.00%.

“Subgroup 1-B”:  The Group 1 Mortgage Loans with Net Rates greater than or equal to 6.00% and less than 7.25%.

 “Subgroup 1-P”:  The Group 1 Mortgage Loans with Net Rates less than 5.25%.

“Subgroup 2-A”:  The Group 2 Mortgage Loans with Net Rates greater than or equal to 5.25% and less than 6.00%.

“Subgroup 2-B”: The Group 2 Mortgage Loans with Net Rates equal to 6.00%.

“Subordinate Certificates”:  The Class B Certificates.

“Subordinate Class Percentage”:  For each Class of Subordinate Certificates and each Distribution Date, the percentage obtained by dividing the Class Principal Balance of such Class immediately prior to such Distribution Date by the aggregate Certificate Principal Balance of all Subordinate Certificates immediately prior to such date.

“Subordinate Interests”:  The Interest corresponding to the Subordinate Certificates.

“Subordinate Liquidation Amount”:  For any Distribution Date and Collateral Group (other than Collateral Group P), the Applicable Fraction of the related Liquidation Principal in respect of each Mortgage Loan contributing to such Collateral Group which became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, minus the related Senior Liquidation Amount for such Distribution Date.

“Subordinate Percentage”:  For any Collateral Group and any Distribution Date, 100% minus the Senior Collateral Group Percentage for such Collateral Group.  The Subordinate Percentages as of the Closing Date shall be 3.51%, 3.50%, 3.50% and 3.50% for Collateral Group 1, Collateral Group 2, Collateral Group 3 and Collateral Group 4, respectively.

“Subordinate Prepayment Percentage”:  For any Distribution Date and any Collateral Group (other than Collateral Group P), the excess of 100% over the Senior Prepayment Percentage for such Collateral Group.  Initially, the Subordinate Prepayment Percentage for each Collateral Group shall be 0%.

“Subordinate Principal Distribution Amount”:  For any Distribution Date and any Collateral Group (other than Collateral Group P), the sum of:

(1)

the related Subordinate Percentage of the related Principal Payment Amount;

(2)

the related Subordinate Principal Prepayment Amount; and

(3)

the related Subordinate Liquidation Amount;

provided, however, that the Subordinate Principal Distribution Amount for each Collateral Group shall be reduced by the amounts required to be distributed to the Class A-P Certificates for reimbursement of Current Realized Losses and Deferred Principal Amounts on such Distribution Date.  Any reduction in the Subordinate Principal Distribution Amount for any Collateral Group pursuant to the proviso above shall reduce the amount calculated pursuant to clause (1), clause (3) and clause (2), in that order in each case of the definition thereof, and such amounts shall nevertheless reduce the Certificate Balance of the applicable Class of Subordinate Certificates.

“Subordinate Principal Prepayment Amount”:  For each Distribution Date and each Collateral Group (other than Collateral Group P), the Subordinate Prepayment Percentage of the related Principal Prepayment Amount.

“Subordination Levels”:  For any Class of Subordinate Certificates and any specified date, a fraction expressed as a percentage equal to (i) the sum of the Certificate Balances of all Classes of Subordinate Certificates that are subordinate to such Class, over (ii) the sum of the Certificate Balances of all Classes of Certificates as of such date, before giving effect to distributions on such date, and allocations of Realized Losses on such date.

“Trust Estate”:  As defined in Section 2.01 hereof.

“Trust Agreement”:  This Master Servicing and Trust Agreement, dated as of June 1, 2005, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, June 2005 edition; provided that any references in any documents required to be provided pursuant to the terms of this Trust Agreement, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of June 1, 2005, shall be deemed to refer to this Trust Agreement.

“Trustee”:  Wachovia Bank, National Association, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

“Undercollateralization Distribution”:  As defined in Section 3.01 hereof.

“Undercollateralized Group”:  On any Distribution Date, any Collateral Group for which the total Certificate Balance of the Senior Certificates of the related Certificate Group (other than the Class A-P Certificates and after giving effect to distributions to be made on such Distribution Date) is greater than the Non-AP Pool Balance of such Collateral Group.

“Unscheduled Principal Amount”:  With respect to each Collateral Group and any Distribution Date, an amount equal to the sum of the amounts described in clauses (ii) and (iii) of the definition of Senior Principal Distribution Amount.

“WaMu” Washington Mutual Bank, FA, or any successor in interest.

ARTICLE II

FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01

Conveyance to the Trustee.

To provide for the distribution of the principal of and interest on the Certificates and Interests in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the Interests and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor’s right, title and interest in and to any and all benefits accruing to the Depositor from:  (a) the Mortgage Loans, the related Trustee Mortgage Loan Files, and all Monthly Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale and Servicing Agreements; (c) the Custodial Agreement; (d) the Assignment Agreements; (e) the Distribution Account, the Master Servicer Account, the Certificate Account and the Collection Accounts and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the REMIC Interests and the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the “Trust Estate”).

The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

It is agreed and understood by the Depositor and the Trustee (and the Depositor so represents and recognizes) that it is not intended that any Mortgage Loan to be included in the Trust Estate be (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act effective February 1, 2005.

Section 2.02

Acceptance by the Trustee.

By its execution of this Trust Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of Trust Estate herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates.  The Trustee has not created and will not create, and no Officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust Estate contrary to the interests created by this Trust Agreement.  The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust Estate.

Section 2.03

REMIC Elections and REMIC Interests Designations.

(a)

REMIC Elections.  Elections shall be made by the Securities Administrator to treat the assets of the Trust Estate described in the definition of the term “REMIC I-1,” the assets of the Trust Estate described in the definition of the term “REMIC I-2,” and the assets of the Trust Estate described in the definition of the term “REMIC I-3” as separate REMICs for federal income tax purposes.  The REMIC I-1 Regular Interests shall constitute the regular interests in REMIC I-1; the REMIC I-2 Regular Interests shall constitute the REMIC regular interests in REMIC I-2; and the REMIC I-3 Regular Interests shall constitute the regular interests in REMIC I-3.  The Class R1 Certificates shall represent ownership of the sole Class of residual interest in REMIC I-2 and REMIC I-3.  The Class R2 Certificates shall represent ownership of the sole Class of residual interests in REMIC I-1.  References in the Standard Terms to REMIC I and REMIC II shall be deemed, for purposes of this Trust Agreement, to refer to REMIC I-1, REMIC I-2 and REMIC I-3 referred to herein, as modified by this Trust Agreement.

(b)

REMIC I-1 Interests.  REMIC I-1 shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC I-1 Interests, having the following Certificate Rates and initial principal balances:

Class	Initial Certificate Balance Or Notional Amount	Certificate Rate

I-Pool	(1)	(2)
I-Sub-A	(4)	(2)
I-Sub-B	(4)	(2)
Residual
I-R	(3)	(3)

_______________

(1)

This interest shall have an initial principal balance equal to the excess of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, over (ii) the aggregate initial principal balance of each other regular interest in REMIC I-1.

(2)

This Interest shall bear interest for any Interest Accrual Period equal to (i) the weighted average of the Net Rates of all the Mortgage Loans as of the beginning of such Interest Accrual Period, weighted on the Scheduled Principal Balance of each such Mortgage Loan as of the first day of the preceding calendar month and determined by subjecting the Net Rate of each such Mortgage Loan to a cap equal to the Designated Rate for the related Group over (ii) (x) the sum of any expenses payable to the Securities Administrator or to the Trustee (to the extent such expenses were not taken into account in computing the Net Rate of any Mortgage Loan and do not constitute “unanticipated expenses” of a REMIC within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii)) divided by (y) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of such Interest Accrual Period.

(3)

The Class I-R Interests shall not be entitled to payments of principal or interest.  The Class R2 Certificates shall represent beneficial ownership of the Class I-R Interest.

(4)

This Interest shall have an initial principal balance of 1% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.

(c)

REMIC I-2.  REMIC I-2 shall issue the following Classes of Interests in book-entry form, with the designations, initial principal balances and Certificate Rates indicated, each of which shall be a Class of REMIC I-2 Interests:

Class	Initial Class Principal Balance	Certificate Rate	Corresponding Class of Certificates
II1A-1	(1)	5.00%	1A-1
II1A-2	(1)	5.25%	1A-2
II1A-3	(1)	7.00%	1A-3, 1A-4
II1A-5	(1)	5.25%	1A-5
II1A-6	(1)	5.25%	1A-6
II1A-7	(1)	5.25%	1A-7
II2A-1	(1)	7.25%	2A-1, 2A-2
II3A-1	(1)	6.00%	3A-1, 3A-3
II3A-2	(1)	6.00%	3A-2, 3A-4
II3A-5	(1)	6.00%	3A-5
II3A-6	(1)	7.25%	3A-6, 3A-7, 3A-9
II3A-8	(1)	7.25%	3A-8, 3A-9
II3A-10	(1)	6.00%	3A-10
II3A-11	(1)	7.50%	3A-11, 3A-12
II3A-13	(1)	5.50%	3A-13
II3A-14	(1)	5.50%	3A-14
II3A-15	(1)	5.50%	3A-15
II3A-16	(1)	5.50%	3A-16
II3A-17	(1)	5.50%	3A-17
II3A-18	(1)	5.50%	3A-18
II3A-19	(1)	5.50%	3A-19
II3A-20	(1)	5.50%	3A-20
II4A-1	(1)	6.00%	4A-1, 4A-2
II4A-3	(1)	6.00%	4A-3
IIA-P	(1)	0.00%	A-P
II-B1	(1)	(2)	B1
II-B2	(1)	(2)	B2
II-B3	(1)	(2)	B3
II-B4	(1)	(2)	B4
II-B5	(1)	(2)	B5
II-B6	(1)	(2)	B6
II-R	(3)	(3)	R1

_______________

(1)

This initial class principal balance for this Interest shall equal the Initial Class Principal Balance of its Corresponding Class of Certificates, but shall not include the Notional Amount of any Interest Only Certificate.

(2)

For each Distribution Date (and the related Interest Accrual Period) this Interest shall bear interest at a per annum rate equal to the B Average Rate, adjusted to take into account the sum of any expenses payable to the Securities Administrator or the Trustee (to the extent (i) not taken into account in computing the Net Rate of any Mortgage Loan, (ii) such expense is not an “unanticipated expense” within the meaning of the Treasury Regulation Section 1.860G-1(b)(3)(ii) and (iii) such expense was not taken into account in computing the interest rate of an interest with a greater level of subordination).

(3)

The Class II-R Interests shall not be entitled to payments of principal or interest.

     (d)

REMIC I-3.  REMIC I-3 shall issue the following Classes of Certificates (other than the Class R1, Class R2, Class C and Class X Certificates), with the designations, initial Certificate Balances and Certificate Rates indicated, each of which (other than the Class R1, Class R2, Class C and Class X Certificates and exclusive of the right to receive any amounts from the Separate Interest Trust) shall be a Class of REMIC I-3 Regular Interests.

Class	Initial Certificate Balance or Notional Amount	Certificate Rate

1A-1	$177,583,875.00	5.00%
1A-2	$ 50,000,000.00	5.25%
1A-3	$ 25,369,125.00	(6)
1A-4	$ 25,369,125.00	(6)
1A-5	$ 48,830,000.00	5.25%
1A-6	$ 31,272,000.00	5.25%
1A-7	$ 2,259,000.00	5.25%
2A-1	$ 25,343,000.00	(6)
2A-2	$ 25,343,000.00	(6)
3A-1	$ 45,000,000.00	(6)
3A-2	$ 30,000,000.00	(6)
3A-3	$ 45,000,000.00	(6)
3A-4	$ 30,000,000.00	(6)
3A-5	$ 15,664,000.00	6.00%
3A-6	$ 86,000,000.00	(6)
3A-7	$ 86,000,000.00	(6)
3A-8	$ 3,237,000.00	(6)
3A-9	$ 89,237,000.00	(6)
3A-10	$ 3,086,000.00	6.00%
3A-11	$ 31,036,875.00	(6)
3A-12	$ 31,036,875.00	(6)
3A-13	$100,000,000.00	5.50%
3A-14	$ 32,878,000.00	5.50%
3A-15	$ 52,150,000.00	5.50%
3A-16	$ 52,383,000.00	5.50%
3A-17	$ 23,586,000.00	5.50%
3A-18	$ 23,586,125.00	5.50%
3A-19	$ 29,490,000.00	5.50%
3A-20	$ 2,130,000.00	5.50%
4A-1	$ 20,000,000.00	(6)
4A-2	$ 20,000,000.00	(6)
4A-3	$ 5,048,000.00	6.00%
B1	$ 15,200,000.00	(2)
B2	$ 7,124,000.00	(2)
B3	$ 3,325,000.00	(2)
B4	$ 3,325,000.00	(2)
B5	$ 2,849,000.00	(2)
B6	$ 1,425,763.77	(2)
A-P	$ 716,232.00	0.00%
R1	(3)	(3)
R2	(3)	(3)
C	(4)	(4)
X	(5)	(5)

__________

(1)

Notional Amount.

(2)

For each Distribution Date (and the related Interest Accrual Period) each of the Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates shall accrue interest at a per annum rate equal to the B Average Rate.

(3)

REMIC I-3 shall also issue the Class III-R Interest, which shall represent the sole Class of residual interest in REMIC I-3.  The Class R1 Certificate shall represent beneficial ownership of the Class II-R and Class III-R Interests.  The Class R2 Certificate shall represent beneficial ownership of the Class I-R Interest.

(4)

The Class C Certificates shall have no Certificate Balance and shall not be entitled to distributions of interest or principal.  The Class C Certificates do not represent any interest in any REMIC created hereby.

(5)

The Class X Certificate shall have no Certificate Balance and shall not be entitled to distributions of interest or principal.  The Class X Certificate does not represent any interest in any REMIC created hereby.

(6)

The annual Certificate Rates for the Class 1A-3, Class 1A-4, Class 2A-1, Class 2A-2, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-6, Class 3A-7, Class 3A-8, Class 3A-9, Class 3A-11, Class 3A-12, Class 4A-1 and Class 4A-2 Certificates are set forth in the table below:

Class	Formula	Initial	Maximum	Minimum
1A-3	1 mo LIBOR + 0.25%	3.55%	7.00%	0.25%
1A-4	6.75% - 1 mo LIBOR	3.45%	6.75%	0.00%
2A-1	1 mo LIBOR + 0.30%	3.60%	7.25%	0.30%
2A-2	6.95% - 1 mo LIBOR	3.65%	6.95%	0.00%
3A-1	1 mo LIBOR + 0.50%	3.80%	6.00%	0.50%
3A-2	1 mo LIBOR + 0.50%	3.80%	6.00%	0.50%
3A-3	5.50% - 1 mo LIBOR	2.20%	5.50%	0.00%
3A-4	5.50% - 1 mo LIBOR	2.20%	5.50%	0.00%
3A-6	1 mo LIBOR + 0.33%	3.63%	7.25%	0.33%
3A-7	6.92% - 1 mo LIBOR	0.02%	0.02%	0.00%
3A-8	1 mo LIBOR + 0.35%	3.65%	7.25%	0.35%
3A-9	6.90% - 1 mo LIBOR	3.60%	6.90%	0.00%
3A-11	1 mo LIBOR + 0.30%	3.60%	7.50%	0.30%
3A-12	7.20% - 1 mo LIBOR	3.90%	7.20%	0.00%
4A-1	1 mo LIBOR + 0.50%	3.80%	6.00%	0.50%
4A-2	5.50% - 1 mo LIBOR	2.20%	5.50%	0.00%

(d)

REMIC Scheduled Final Distribution.  The Scheduled Final Distribution Date for the Regular Interests in REMIC I-1, REMIC I-2 and REMIC I-3 is the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity as of the Closing Date.

ARTICLE III

REMITTING TO CERTIFICATEHOLDERS

Section 3.01

Distributions to Certificateholders.

REMIC I-3 Distributions.  (a)  In accordance with Section 3.01(d) of the Standard Terms and subject to the exceptions set forth below and to Section 3.02, on each Distribution Date, the Securities Administrator shall withdraw the aggregate Available Distribution Amount for each Collateral Group from the Certificate Account, and shall distribute it in the following manner and order of priority:

(1)

to each Class of Senior Certificates (other than the Principal Only Certificates) related to such Collateral Group (other than Collateral Group P), Accrued Certificate Interest thereon, pro rata in proportion to the amount owing to each such Class, provided that Accrued Certificate Interest on the Class 3A-18 Certificates will be distributed in the following order of priority and will be added to the Class Principal Balance of such Class of Certificates:

(a)

to the Class 3A-17 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(b)

to the Class 3A-18 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(2)

to the Senior Certificates related to such Collateral Group, other than any related Interest Only Certificates, to the extent of the remaining Available Distribution Amount for the related Collateral Group, concurrently, as follows:

(a)

to the Group 1 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 1 in an amount up to the Senior Principal Distribution Amount for Collateral Group 1 for such Distribution Date, in the following order of priority:

(i)

pro rata, in proportion to the Class Principal Balance of each such Class, to the Class 1A-6 and Class 1A-7 Certificates, the Group 1 NAS Priority Amount for such Distribution Date, until the Class Principal Balance of each such Class is reduced to zero;

(ii)

pro rata, in proportion to the Class Principal Balance of each such Class, to the Class 1A-1, Class 1A-2 and Class 1A-3 Certificates, until the Class Principal Balance of each such Class is reduced to zero;

(iii)

to the Class 1A-5 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(ii)

pro rata, in proportion to the Class Principal Balance of each such Class, to the Class 1A-6 and Class 1A-7 Certificates, until the Class Principal Balance of each such Class is reduced to zero;

(b)

to the 2A-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group 2 in an amount up to the Senior Principal Distribution Amount for Collateral Group 2 for such Distribution Date, until the Class Principal Balance thereof is reduced to zero;

(c)

to the Group 3 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 3 in an amount up to the Senior Principal Distribution Amount for Collateral Group 3 for such Distribution Date, in the following order of priority:

(i)

59.6354250161% of the amount distributable pursuant to Section 3.01(a)(2)(c) above, to the Class 3A-13, Class 3A-14, Class 3A-15, Class 3A-16, Class 3A-17, Class 3A-18, Class 3A-19 and Class 3A-20 Certificates, in the following order of priority:

(A)

pro rata, in proportion to the Class Principal Balance of each such Class, to the Class 3A-19 and Class 3A-20 Certificates, the Group 3(B) NAS Priority Amount for such Distribution Date, until the Class Principal Balance of each such Class is reduced to zero;

(B)

to the Class 3A-13, Class 3A-14, Class 3A-15 and Class 3A-16 Certificates, concurrently as follows:

(I)

57.8789525338% of the amount distributable pursuant to Section 3.01(a)(2)(c)(i)(B) above, to the Class 3A-14, Class 3A-15 and Class 3A-16 Certificates, in the following order of priority:

a.

to the Class 3A-14 and Class 3A-15 Certificates, sequentially, in that order, until the sum of the Class Principal Balances of the Class 3A-14 and Class 3A-15 Certificates is reduced to their PAC Scheduled Amount for such Distribution Date;

b.

to the Class 3A-16 Certificates, until the Class Principal Balance thereof is reduced to zero; and

c.

to the Class 3A-14 and Class 3A-15 Certificates, sequentially, in that order, without regard to their PAC Scheduled Amount for such Distribution Date, until the Class Principal Balance of each such Class is reduced to zero; and

(II)

42.1210474662% of the amount distributable pursuant to Section 3.01(a)(2)(c)(i)(B) above, to the Class 3A-13 Certificates, until the Class Principal Balance thereof is reduced to zero;

(C)

to the Class 3A-17 and Class 3A-18 Certificates, sequentially, in that order, until the Class Principal Balance of each such Class is reduced to zero; and

(D)

pro rata, in proportion to the Class Principal Balance of each such Class, to the Class 3A-19 and Class 3A-20 Certificates, until the Class Principal Balance of each such Class is reduced to zero;

(ii)

17.6811063941% of the amount distributable pursuant to Section 3.01(a)(2)(c) above, to the Class 3A-1, Class 3A-2, Class 3A-5 and Class 3A-10 Certificates, in the following order of priority:

(A)

pro rata, in proportion to the Class Principal Balance of each such Class, to the Class 3A-5 and Class 3A-10 Certificates, the Group 3(A) NAS Priority Amount for such Distribution Date, until the Class Principal Balance of each such Class is reduced to zero;

(B)

pro rata, in proportion to the Class Principal Balance of each such Class, to the Class 3A-1 and Class 3A-2 Certificates, until the Class Principal Balance of each such Class is reduced to zero; and

(C)

pro rata, in proportion to the Class Principal Balance of each such Class, to the Class 3A-5 and Class 3A-10 Certificates, until the Class Principal Balance thereof is reduced to zero;

(iii)

16.8299615071% of the amount distributable pursuant to Section 3.01(a)(2)(c) above, pro rata, in proportion to the Class Principal Balance of each such Class, to the Class 3A-6 and Class 3A-8 Certificates, until the Class Principal Balance of each such Class is reduced to zero; and

(iv)

5.8535070828% of the amount distributable pursuant to Section 3.01(a)(2)(c) above, to the Class 3A-11 Certificates, until the Class Principal Balance of thereof is reduced to zero;

(d)

to the Group 4 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 4 in an amount up to the Senior Principal Distribution Amount for Collateral Group 4 for such Distribution Date, concurrently as follows:

(i)

to the Class 4A-3 Certificates, the Group 4 NAS Priority Amount for such Distribution Date, until the Class Principal Balance thereof is reduced to zero;

(ii)

to the Class 4A-1 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(iii)

to the Class 4A-3 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(e)

to the Class A-P Certificates, from the Available Distribution Amount for Collateral Group P, the A-P Principal Distribution Amount for such Collateral Group, in reduction of the Class Principal Balance thereof, until such Class Principal Balance is reduced to zero;

(3)

from amounts otherwise payable to the Subordinate Certificates, to the Class A-P Certificates, the principal portion of Current Realized Losses and the Deferred Principal Amount for the Class A-P Certificates and such Distribution Date; provided, however, that, if necessary, the aggregate of all such amounts distributed on such Distribution Date shall not exceed the aggregate Subordinate Principal Distribution Amount (without regard to the proviso of such definition) for the Subordinate Certificates and, provided further, that such amounts shall not reduce the Class Principal Balance of the Class A-P Certificates;

(4)

to the extent of the remaining Available Distribution Amount for all Collateral Groups (other than Collateral Group P), but subject to the prior distribution of amounts to the Subordinate Certificates, in their order of seniority the sum of Accrued Certificate Interest pro rata on the basis of the amount owing to each such Class, and their pro rata shares, based on their outstanding Certificate Balances, of the Subordinate Principal Distribution Amount for each such Collateral Group, as applicable; provided, however, that on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates is less than its Subordination Level as of the Closing Date, the portion of the Subordinate Principal Prepayment Amount otherwise allocable to the Class or Classes of the Subordinate Certificates junior to such Class shall be allocated pro rata to the most senior Class of Subordinate Certificates for which the Subordination Level on such Distribution Date is less than the Subordination Level as of the Closing Date and all Classes of Subordinate Certificates senior thereto;

(5)

to each related Class of Certificates, in the order of their seniority, the amount of any unreimbursed Realized Losses previously allocated to such Certificates; and

(6)

after all of the other Classes of Certificates (other than the Residual Certificates) have been paid in full, the remainder if any, which is expected to be zero, of the Available Distribution Amount for all Collateral Groups to the Class R-2 Certificates to the extent such remainder is applicable to REMIC I-1 and otherwise to the Class R1 Certificates.

(b)

On each Distribution Date prior to the Credit Support Depletion Date but after the date on which the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) of any Certificate Group has been reduced to zero, amounts otherwise distributable as principal on each Class of Subordinate Certificates pursuant to Section 3.01(a)(3), in reverse order of priority, in respect of such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Collateral Group relating to such retired Senior Certificates, shall be distributed as principal to the Senior Certificates (other than any Interest Only Certificates and the Class A-P Certificates) remaining outstanding pursuant to Section 3.01(a)(2) until the Class Principal Balances thereof have been reduced to zero, provided that on such Distribution Date (a) the Aggregate Subordinate Percentage for such Distribution Date is less than 200% of the Aggregate Subordinate Percentage as of the Cut-Off Date or (b) the average outstanding principal balance of the Mortgage Loans contributing to any Collateral Group that are delinquent 60 days or more for the last six months (including Mortgage Loans in foreclosure or bankruptcy and property held by the Trust) as a percentage of the related Group Subordinate Amount is greater than or equal to 50%.

On each Distribution Date on which the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) of two or more Certificate Groups has been reduced to zero, any amounts distributable pursuant to this Section 3.01(b) shall be allocated, as to each applicable Class of Subordinate Certificates, in proportion to such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Collateral Group relating to each such retired Certificate Group.

On each Distribution Date on which the Senior Certificates (other than the Class A-P Certificates) of two or more Certificate Groups remain outstanding, any amounts distributable pursuant to this Section 3.01(b) shall be distributed in proportion to the aggregate Certificate Principal Balances of such Certificates of each such Certificate Group.

On any Distribution Date on which any Certificate Group constitutes an Undercollateralized Group, all amounts with respect to the related Mortgage Loans otherwise distributable as principal on the Subordinate Certificates, in reverse order of priority (other than amounts necessary to pay Deferred Principal Amounts or unpaid Current Shortfalls) (or, following the Credit Support Depletion Date, such other amounts described in the immediately following sentence), shall be distributed as principal to the Senior Certificates (other than any Interest Only Certificates and the Class A-P Certificates) of such Undercollateralized Group pursuant to Section 3.01(a)(2), until the aggregate Certificate Principal Balance of such Senior Certificates equals the Non-AP Pool Balance of the related Collateral Group (such distribution, an “Undercollateralization Distribution”).  In the event that any Certificate Group constitutes an Undercollateralized Group on any Distribution Date following the Credit Support Depletion Date, Undercollateralization Distributions shall be made from any Available Distribution Amount for the Collateralized Groups not related to an Undercollateralized Group remaining after all required amounts have been distributed to the Senior Certificates (other than the Class A-P Certificates) of such other Certificate Groups.  In addition, the amount of any unpaid Current Shortfalls with respect to an Undercollateralized Group on any Distribution Date (including any Current Shortfalls for such Distribution Date) shall be distributed to the Senior Certificates (other than the Class A-P Certificates) of such Undercollateralized Group prior to the payment of any Undercollateralization Distributions from amounts otherwise distributable as principal on the related Subordinate Certificates, in reverse order of priority (or, following the Credit Support Depletion Date, as provided in the preceding sentence).

If on any Distribution Date two or more Certificate Groups are Undercollateralized Groups, the distribution described in the immediately preceding paragraph shall be made in proportion to the amount by which the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) of each such Certificate Group, after giving effect to distributions pursuant to Section 3.01(a) on such Distribution Date, exceeds the Non-AP Pool Balance of the related Collateral Group for such Distribution Date.

(c)

REMIC I-1 Distributions.  On each Distribution Date, the Securities Administrator shall apply amounts in the REMIC I-1 Distribution Account to the REMIC I-1 Regular Interests in the same manner that amounts are distributed on any Corresponding Classes of Certificates on such Distribution Date.

On each Distribution Date, the Securities Administrator shall apply remaining amounts in the REMIC I-1 Distribution Account in respect of interest to the Class I Pool, Class I-Sub-A and Class I-Sub-B Interests in accordance with their interest rates set forth above.  In addition, on each Distribution Date, the Trustee shall apply amounts in the REMIC I-1 Distribution Account in respect of principal to the Class I-Pool, Class I-Sub-A and Class I-Sub-B Interests as follows:

(i)

first, to the Class I-Sub-A and Class I-Sub-B Interests, the minimum amounts to each such that following that allocation the weighted average rate of the Class I-Sub-A and Class I-Sub-B Interests, weighted on the principal balances thereof and determined by subjecting the Class I-Sub-A Interest to a floor of 7.5194% and subjecting the Class I-Sub-B Interest to a cap of 4.0000%, equals the interest rate on the Class B Certificates for the following Distribution Date;

(ii)

second, to the Class I-Pool Interest until its principal balance is reduced to zero; and

(iii)

third, pro rata to the Class I-Sub-A and Class I-Sub-B Interests in accordance with their principal balances following clause (i) above.

Realized Losses and Shortfalls shall be allocated in the same manner.

The Securities Administrator shall withdraw all amounts allocated to the various REMIC I-1 Regular Interests and deposit such amounts in the Certificate Account for distribution pursuant to Section 3.01(a) above on such Distribution Date.  Any amount remaining in the REMIC I-1 Distribution Account after making all other payments required under this Section 3.01(c) shall be distributed to the holder of the Class R2 Certificates.

(d)

REMIC I-2 Distributions.  On each Distribution Date, the Securities Administrator shall apply amounts in the REMIC I-2 Distribution Account to the REMIC I-2 Regular Interests in the same manner that amounts are distributed on the Corresponding Classes of Certificates on such Distribution Date.  Realized Losses and Shortfalls shall be allocated in the same manner.  The Securities Administrator shall withdraw all amounts allocated to the various REMIC I-2 Regular Interests and deposit such amounts in the Certificate Account for distribution pursuant to Section 3.01(a) above on such Distribution Date.  Any amount remaining in the REMIC I-2 Distribution Account after making all other payments required under this Section 3.01(d) shall be distributed to the holder of the Class R1 Certificates.

(e)

On each Distribution Date on which any Fair Market Value Excess is on deposit in the Certificate Account and such Fair Market Value Excess has not been previously distributed in accordance with this Section 3.01(e), the Securities Administrator shall withdraw such Fair Market Value Excess, from the Certificate Account, and shall distribute it to the Holder of the Class R2 Certificates.

Section 3.02

Allocation of Realized Losses and Shortfalls.

(a)

Realized Losses of Principal.

(i)

On each Distribution Date, the respective Applicable Fractions of each Realized Loss on a Mortgage Loan, to the extent allocable to principal, shall be allocated to the related Collateral Groups for further allocation to the Class or Classes of REMIC Interests supported by such Collateral Groups in reduction of the Certificate Balance thereof; provided, however, that any Realized Loss allocated to a Collateral Group shall be allocated first to the Subordinate Interests related to such Collateral Group, in reverse numerical order, until the Certificate Balance thereof is reduced to zero, and then pro rata to the Senior Interests related to such Collateral Group; provided further, that any Realized Loss otherwise allocable to the Class 1A-6 Certificates shall instead be allocated to the Class 1A-7 Certificates, until the Class Principal Balance thereof is reduced to zero; any Realized Loss otherwise allocable to the Class 3A-2 Certificates shall instead be allocated to the Class 3A-10 Certificates, until the Class Principal Balance thereof is reduced to zero; any Realized Loss otherwise allocable to the Class 3A-6 Certificates shall instead be allocated to the Class 3A-8 Certificates, until the Class Principal Balance thereof is reduced to zero; and any Realized Loss otherwise allocable to the Class 3A-19 Certificates shall instead be allocated to the Class 3A-20 Certificates, until the Class Principal Balance thereof is reduced to zero.  Any Realized Losses allocated to a Class of REMIC Interests and not reimbursed on the same Distribution Date shall be allocated to the Corresponding Class or Classes of Certificates as described below.

(ii)

Prior to the Credit Support Depletion Date, to the extent that the principal portion of a Realized Loss has been allocated to reduce the Certificate Principal Balance of the Class A-P Interest, the amount of such Realized Loss shall be reimbursed from the Subordinate Principal Distribution Amount, to reimburse the Current Realized Losses and Deferred Principal Amounts.  The distribution of any Current Realized Losses and Deferred Principal Amounts to a Class of Senior Interests on any Distribution Date shall not result in a further reduction of the Certificate Balance of such Class of Senior Interests, but instead shall result in the reduction of the Certificate Balance of the Subordinate Interests in REMIC I-2, until the Certificate Balance thereof has been reduced to zero.  The Current Realized Losses and Deferred Principal Amounts shall be paid from the amounts otherwise payable to the Classes of Subordinate Interests related to the applicable REMIC, beginning with the Class having the highest numerical designation.  Any Current Realized Losses and Deferred Principal Amounts not paid on the Distribution Date relating to the Due Period in which the Realized Loss was incurred shall be carried forward and shall be included in the Current Realized Losses and Deferred Principal Amounts for the next Distribution Date.

(iii)

Any Realized Losses allocated to a Class of REMIC I-2 Interests pursuant to Section 3.02(a)(i) and not reimbursed on the same Distribution Date shall be allocated on the same date to the Corresponding Class or Classes of REMIC I-3 Certificates.

(b)

Realized Losses Allocable to Interest. On each Distribution Date, the portion of each Realized Loss on a Mortgage Loan that exceeds the outstanding principal amount of such Mortgage Loan shall be allocated pro rata to the related Collateral Group or Groups, on the basis of the amount of interest due to such Collateral Group from such Mortgage Loan. On each Distribution Date, the interest portion of each Realized Loss allocated to a Collateral Group in accordance with the preceding sentence shall be further allocated pro rata, on the basis of Accrued Certificate Interest, to each Class of related REMIC Interests; provided that the interest portion of any Realized Losses allocated to the Subordinate Interests in a REMIC as provided in this Section 3.02(b) shall be allocated to such Subordinate Interests in reverse order of seniority.

(c)

Interest Shortfall.  Notwithstanding anything in the Standard Terms to the contrary, on each Distribution Date, before any distributions are made on the REMIC Interests and the Certificates, Month End Interest Shortfall not covered by compensating interest from P&I Advances and Servicemembers Shortfall with respect to any Mortgage Loan shall be allocated pro rata among the Classes of the related REMIC based on the amount of interest otherwise owing thereto in reduction of that amount.  Such amounts shall be allocated proportionately based on (1) in the case of the Senior Certificates, the Accrued Certificate Interest otherwise distributable thereon and (2) in the case of the Subordinate Certificates, interest accrued on their related Apportioned Principal Balances without regard to any reduction pursuant to this paragraph, for that Distribution Date.

(d)

Modification Losses.  In the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification of the terms of such Mortgage Loan, such modification shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates or Class of REMIC Interest.  Any shortfall resulting from any such modifications, however, shall be treated as a Realized Loss occurring on each Distribution Date and shall be applied to reduce the Certificate Balances of the Certificates and REMIC Interests in the manner and order of priority set forth above.

(e)

In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan, which amount had previously been allocated as a Realized Loss to one or more Classes of Certificates (i) such amount shall be treated as a Principal Prepayment Amount and shall be included in the Available Distribution Amount for the Distribution Date occurring in the month following the month in which such recovery is received and (ii) the Certificate Balance of the Classes to which any Realized Loss had previously been allocated, whether or not such Classes remain outstanding, shall be increased in direct order of priority, in each case by an amount equal to the lesser of (x) the amount of such recovery and (y) the aggregate amount of Realized Losses previously allocated to such Classes less amounts previously allocated to such Classes pursuant to this paragraph.

Section 3.03

The Separate Interest Trust.  (a) The Trustee is hereby directed by the Depositor to accept the Interest Rate Cap Agreements on behalf of a trust, separate from the Trust Estate, for the benefit of the Class 3A-1, Class 3A-2, Class 4A-1 and Class X Certificateholders (referred to herein as a “Separate Interest Trust”) in the forms presented to it by the Depositor and shall have no responsibility for the contents, adequacy or sufficiency of the Interest Rate Cap Agreements including without limitation, the representations and warranties contained therein.

Section 3.04

Class 3A-1 and 3A-2 Basis Risk Reserve Fund.  (a) On the Closing Date, the Securities Administrator shall establish and maintain in the name of the Trustee, in the Separate Interest Trust for the benefit of the holders of the Class 3A-1, Class 3A-2 and Class X Certificates, the Class 3A-1 and 3A-2 Basis Risk Reserve Fund, into which the Depositor shall deposit $1,000.  The Securities Administrator on behalf of the Trustee shall hold the Class 3A-1 and 3A-2 Interest Rate Cap Agreement as an asset in the Class 3A-1 and 3A-2 Basis Risk Reserve Fund.  The Class 3A-1 and 3A-2 Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation other moneys of the Securities Administrator held pursuant to this Agreement.  The Class 3A-1 and 3A-2 Basis Risk Reserve Fund shall not be an asset of any REMIC or the Trust Estate established hereby.

(b)

On each Distribution Date, after deposit of any portion of Class 3A-1 and 3A-2 Interest Rate Cap Amounts remaining after distributions to the Holders of the Class 3A-1 and Class 3A-2 Certificates pursuant to Section 3.05(c), the Securities Administrator shall distribute the amounts then on deposit in the Class 3A-1 and 3A-2 Basis Risk Reserve Fund, including any earnings thereon, to the Trustee on behalf of the Trust Estate for distribution to the Class 3A-1 and Class 3A-2 Certificates in the amount of (i) any remaining Basis Risk Shortfalls for such Classes and such Distribution Date and (ii) any Basis Risk Shortfalls for such Classes that remain unpaid from prior Distribution Dates.  On any Distribution Date, any amounts that the Securities Administrator is not required to distribute from the Class 3A-1 and 3A-2 Basis Risk Reserve Fund pursuant to this Section 3.04(b) shall remain on deposit in the Class 3A-1 and 3A-2 Basis Risk Reserve Fund.

(c)

Funds in the Class 3A-1 and 3A-2 Basis Risk Reserve Fund shall be invested in Permitted Investments.  Any earnings on amounts in the Class 3A-1 and 3A-2 Basis Risk Reserve Fund shall be for the benefit of the Class X Certificateholder.  The Class X Certificate shall evidence ownership of the Class 3A-1 and 3A-2 Basis Risk Reserve Fund for federal income tax purposes and the Class X Certificateholder shall direct the Trustee, in writing, as to investment of amounts on deposit therein.  The Class X Certificateholder shall be liable for any losses incurred on such investments.  In the absence of written instructions from the Class X Certificateholder as to investment of funds on deposit in the Class 3A-1 and 3A-2 Basis Risk Reserve Fund, such funds shall be invested in money market funds as described in clause (v) of the definition of Permitted Investments.

(d)

Upon the earlier to occur of (i) the Distribution Date on which the Class Principal Balance of each of the Class 3A-1 and Class 3A-2 Certificates is reduced to zero and (ii) the termination of the Trust Estate, any amounts remaining in the Class 3A-1 and 3A-2 Basis Risk Reserve Fund shall be distributed to the Class X Certificateholder.

(e)

For federal income tax purposes, the Securities Administrator shall treat the holders of the Class 3A-1 and Class 3A-2 Certificates as having entered into a notional principal contract with the holders of the Class X Certificates.  Pursuant to such notional principal contract, all holders of the Class X Certificates shall be treated as having agreed to pay Basis Risk Shortfalls to the holders of the Class 3A-1 and Class 3A-2 Certificates.  Any payments to the Class 3A-1 and Class 3A-2 Certificates in light of the foregoing shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  Notwithstanding the priority and sources of payments set forth in Article III hereof or otherwise, the Securities Administrator shall account for all distributions on the Certificates as set forth in this section.  For purposes of providing tax information reporting with respect to the Class 3A-1 and Class 3A-2 Certificates, the Securities Administrator shall treat the notional principal contract described in this paragraph as having a value of $10,000.00 as of the Closing Date.

Section 3.05

The Class 3A-1 and 3A-2 Interest Rate Cap Agreement.  (a)  Each Holder of a Class 3A-1, Class 3A-2 or Class X Certificate is deemed, by acceptance of such Class 3A-1, Class 3A-2 or Class X Certificate, to authorize the Trustee to accept the Class 3A-1 and 3A-2 Interest Rate Cap Agreement.

(b)

Pursuant to the Class 3A-1 and 3A-2 Interest Rate Cap Agreement, the Interest Rate Cap Counterparty shall have provided the Trustee and the Securities Administrator with notice of the Class 3A-1 and 3A-2 Interest Rate Cap Amount, if any, to be paid by the Interest Rate Cap Counterparty to the Securities Administrator on behalf of the Trustee for the account of the Separate Interest Trust pursuant to such Interest Rate Cap Agreement for each Distribution Date.  Any Class 3A-1 and 3A-2 Interest Rate Cap Amounts received by the Securities Administrator on behalf of the Trustee pursuant to the Interest Rate Cap Agreement in connection with each such Distribution Date shall be deposited by the Securities Administrator on behalf of the Trustee into the Class 3A-1 and 3A-2 Basis Risk Reserve Fund.

(c)

On each Distribution Date, the Securities Administrator on behalf of the Separate Interest Trust shall distribute amounts on deposit in the Class 3A-1 and 3A-2 Basis Risk Reserve Fund representing the Interest Rate Cap Amount for such Distribution Date first, concurrently, 60% to the Holders of the Class 3A-1 Certificates and 40% to the Holders of the Class 3A-2 Certificates, in an amount equal to the product of (i) one-twelfth and (ii) the excess, if any, of LIBOR for such Distribution Date (up to a maximum of 9.50% per annum) over 5.50% and (iii) the lesser of (x) an amount equal to the applicable notional amount under the Class 3A-1 and 3A-2 Interest Rate Cap Agreement for such Distribution Date and (y) the aggregate Certificate Principal Balance of the Class 3A-1 and Class 3A-2 Certificates for such Distribution Date and second, concurrently, 60% to the Holders of the Class 3A-1 Certificates and 40% to the Holders of the Class 3A-2 Certificates, in an amount up to any Basis Risk Shortfalls on the Class 3A-1 and Class 3A-2 Certificates remaining unpaid from prior Distribution Dates.  Any portion of the Interest Rate Cap Amount remaining after such distributions shall be retained in the Class 3A-1 and 3A-2 Basis Risk Reserve Fund for distribution pursuant to Section 3.04.

(d)

Upon termination of the Class 3A-1 and 3A-2 Interest Rate Cap Agreement and payment of all amounts owed by the Interest Rate Cap Counterparty thereunder, following application by the Securities Administrator on behalf of the Trustee of funds in the Class 3A-1 and 3A-2 Basis Risk Reserve Fund on the next succeeding Distribution Date to pay amounts owed pursuant to this Section and Section 3.04, the Securities Administrator on behalf of the Trustee shall terminate the Class 3A-1 and 3A-2 Basis Risk Reserve Fund.

(e)

In the event of an early termination of the Class 3A-1 and 3A-2 Interest Rate Cap Agreement, any termination payment made by the Interest Rate Cap Counterparty to the Separate Interest Trust (“Class 3A-1 and 3A-2 Termination Receipts”) shall be deposited in a segregated non-interest bearing account which shall be an Eligible Account established by the Securities Administrator on behalf of the Trustee of the Separate Interest Trust (the “Class 3A-1 and 3A-2 Termination Receipts Account”). The Securities Administrator shall invest, or cause to be invested, funds held in the Class 3A-1 and 3A-2 Termination Receipts Account in time deposits of the Securities Administrator as permitted by clause (iii) of the definition of Permitted Investments or as otherwise directed in writing by a majority of the Class 3A-1, Class 3A-2 and Class X Certificateholder.  All such investments must be payable on demand or mature on a Distribution Date or such other date as directed by a majority of the Class 3A-1 and Class 3A-2 Certificateholders.  All such Permitted Investments shall be made in the name of the Trustee of the Separate Interest Trust (in its capacity as such) or its nominee.  All income and gain realized from any such investment shall be deposited in the Termination Receipts Account.

(f)

Unless otherwise permitted by the Rating Agencies, the Securities Administrator shall promptly, with the assistance and cooperation of the Depositor, use amounts on deposit in the Class 3A-1 and 3A-2 Termination Receipts Account, if necessary, to enter into replacement Class 3A-1 and 3A-2 Interest Rate Cap Agreements which shall be executed and delivered by the Trustee of the Separate Interest Trust upon receipt of written confirmation from each Rating Agency that such replacement Interest Rate Cap Agreement(s) shall not result in the reduction or withdrawal of the rating of the Class 3A-1 or Class 3A-2 Certificates.

Section 3.06

Class 4A-1 Basis Risk Reserve Fund.  (a) On the Closing Date, the Securities Administrator shall establish and maintain in the name of the Trustee, in the Separate Interest Trust for the benefit of the holders of the Class 4A-1 and Class X Certificates, the Class 4A-1 Basis Risk Reserve Fund, into which the Depositor shall deposit $1,000.  The Securities Administrator on behalf of the Trustee shall hold the Class 4A-1 Interest Rate Cap Agreement as an asset in the Class 4A-1 Basis Risk Reserve Fund.  The Class 4A-1 Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation other moneys of the Securities Administrator held pursuant to this Agreement.  The Class 4A-1 Basis Risk Reserve Fund shall not be an asset of any REMIC or the Trust Estate established hereby.

(b)

On each Distribution Date, after deposit of any portion of Class 4A-1 Interest Rate Cap Amounts remaining after distributions to the Holders of the Class 4A-1 Certificates pursuant to Section 3.07(c), the Securities Administrator shall distribute the amounts then on deposit in the Class 4A-1 Basis Risk Reserve Fund, including any earnings thereon, to the Trustee on behalf of the Trust Estate for distribution to the Class 4A-1 Certificates in the amount of (i) any remaining Basis Risk Shortfalls for such Class and such Distribution Date and (ii) any Basis Risk Shortfalls for such Class that remain unpaid from prior Distribution Dates.  On any Distribution Date, any amounts that the Securities Administrator is not required to distribute from the Class 4A-1 Basis Risk Reserve Fund pursuant to this Section 3.06(b) shall remain on deposit in the Class 4A-1 Basis Risk Reserve Fund.

(c)

Funds in the Class 4A-1 Basis Risk Reserve Fund shall be invested in Permitted Investments.  Any earnings on amounts in the Class 4A-1 Basis Risk Reserve Fund shall be for the benefit of the Class X Certificateholder.  The Class X Certificate shall evidence ownership of the Class 4A-1 Basis Risk Reserve Fund for federal income tax purposes and the Class X Certificateholder shall direct the Trustee, in writing, as to investment of amounts on deposit therein.  The Class X Certificateholder shall be liable for any losses incurred on such investments.  In the absence of written instructions from a majority of the Class X Certificateholder as to investment of funds on deposit in the Class 4A-1 Basis Risk Reserve Fund, such funds shall be invested in money market funds as described in clause (v) of the definition of Permitted Investments.

(d)

Upon the earlier to occur of (i) the Distribution Date on which the Class Principal Balance of the Class 4A-1 Certificates is reduced to zero and (ii) the termination of the Trust Estate, any amounts remaining in the Class 4A-1 Basis Risk Reserve Fund shall be distributed to the Class X Certificateholder.

(e)

For federal income tax purposes, the Securities Administrator shall treat the holders of the Class 4A-1 Certificates as having entered into a notional principal contract with the holders of the Class X Certificates.  Pursuant to such notional principal contract, all holders of the Class X Certificates shall be treated as having agreed to pay Basis Risk Shortfalls to the holders of the Class 4A-1 Certificates.  Any payments to the Class 4A-1 Certificates in light of the foregoing shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  Notwithstanding the priority and sources of payments set forth in Article III hereof or otherwise, the Securities Administrator shall account for all distributions on the Certificates as set forth in this section.  For purposes of providing tax information reporting with respect to the Class 4A-1 Certificates, the Securities Administrator shall treat the notional principal contract described in this paragraph as having a value of $10,000.00 as of the Closing Date.

Section 3.07

The Class 4A-1 Interest Rate Cap Agreement.  (a)  Each Holder of a Class 4A-1 or Class X Certificate is deemed, by acceptance of such Class 4A-1 or Class X Certificate, to authorize the Trustee to accept the Class 4A-1 Interest Rate Cap Agreement.

(b)

Pursuant to the Class 4A-1 Interest Rate Cap Agreement, the Interest Rate Cap Counterparty shall have provided the Trustee and the Securities Administrator with notice of the Class 4A-1 Interest Rate Cap Amount, if any, to be paid by the Interest Rate Cap Counterparty to the Securities Administrator on behalf of the Trustee for the account of the Separate Interest Trust pursuant to such Interest Rate Cap Agreement for each Distribution Date.  Any Class 4A-1 Interest Rate Cap Amounts received by the Securities Administrator on behalf of the Trustee pursuant to the Interest Rate Cap Agreement in connection with each such Distribution Date shall be deposited by the Securities Administrator on behalf of the Trustee into the Class 4A-1 Basis Risk Reserve Fund.

(c)

On each Distribution Date, the Securities Administrator on behalf of the Separate Interest Trust shall distribute amounts on deposit in the Class 4A-1 Basis Risk Reserve Fund representing the Interest Rate Cap Amount for such Distribution Date first, to the Holders of the Class 4A-1 Certificates, in an amount equal to the product of (i) one-twelfth and (ii) the excess, if any, of LIBOR for such Distribution Date (up to a maximum of 9.50% per annum) over 5.50% and (iii) the lesser of (x) an amount equal to the applicable notional amount under the Class 4A-1 Interest Rate Cap Agreement for such Distribution Date and (y) the Certificate Principal Balance of the Class 4A-1 Certificates for such Distribution Date and second, to the Holders of the Class 4A-1 Certificates, in an amount up to any Basis Risk Shortfalls on the Class 4A-1 Certificates remaining unpaid from prior Distribution Dates.  Any portion of the Interest Rate Cap Amount remaining after such distributions shall be retained in the Class 4A-1 Basis Risk Reserve Fund for distribution pursuant to Section 3.06.

(d)

Upon termination of the Class 4A-1 Interest Rate Cap Agreement and payment of all amounts owed by the Interest Rate Cap Counterparty thereunder, following application by the Securities Administrator on behalf of the Trustee of funds in the Class 4A-1 Basis Risk Reserve Fund on the next succeeding Distribution Date to pay amounts owed pursuant to this Section and Section 3.06, the Securities Administrator on behalf of the Trustee shall terminate the Class 4A-1 Basis Risk Reserve Fund.  Upon termination of both the Class 3A-1 and 3A-2 Basis Risk Reserve Fund and the Class 4A-1 Basis Risk Reserve Fund the Trustee shall terminate the Separate Interest Trust.

(e)

In the event of an early termination of the Class 4A-1 Interest Rate Cap Agreement, any termination payment made by the Interest Rate Cap Counterparty to the Separate Interest Trust (“Class 4A-1 Termination Receipts”) shall be deposited in a segregated non-interest bearing account which shall be an Eligible Account established by the Securities Administrator on behalf of the Trustee of the Separate Interest Trust (the “Class 4A-1 Termination Receipts Account”). The Securities Administrator shall invest, or cause to be invested, funds held in the Class 4A-1 Termination Receipts Account in time deposits of the Securities Administrator as permitted by clause (iii) of the definition of Permitted Investments or as otherwise directed in writing by a majority of the Class 4A-1 and Class X Certificateholders.  All such investments must be payable on demand or mature on a Distribution Date or such other date as directed by a majority of the Class 4A-1 Certificateholders.  All such Permitted Investments shall be made in the name of the Trustee of the Separate Interest Trust (in its capacity as such) or its nominee.  All income and gain realized from any such investment shall be deposited in the Termination Receipts Account.

(f)

Unless otherwise permitted by the Rating Agencies, the Securities Administrator shall promptly, with the assistance and cooperation of the Depositor, use amounts on deposit in the Class 4A-1 Termination Receipts Account, if necessary, to enter into replacement Class 4A-1 Interest Rate Cap Agreements which shall be executed and delivered by the Trustee of the Separate Interest Trust upon receipt of written confirmation from each Rating Agency that such replacement Interest Rate Cap Agreement(s) shall not result in the reduction or withdrawal of the rating of the Class 4A-1 Certificates.

ARTICLE IV

THE SECURITIES

Section 4.01

The Certificates.

The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2005-6F.  The aggregate principal amount of Certificates or Interests, as applicable, that may be executed and delivered under this Trust Agreement is limited to $949.896,995.77, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.03 or 5.05 of the Standard Terms.  On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor.  The table in Section 2.03 sets forth the Classes of Certificates, the initial Certificate Balance and the Certificate Rate for each Class of the Certificates.

Section 4.02

Denominations.

Each of the Class A and Senior Subordinate Certificates shall be issued in fully registered, book-entry form and shall be Book-Entry Certificates.  Each Class of Residual Certificates and Class B4, Class B5 and Class B6 Certificates shall be issued in fully registered, certificated form.  The Class A Certificates (other than the Class 1A-4, Class 2A-2, Class 3A-3, Class 3A-4, Class 3A-7, Class 3A-9, Class 3A-12, Class 4A-2 and Class A-P Certificates) are offered in minimum denominations of $25,000 initial Certificate Balance each and multiples of $1 in excess of $25,000.  The Class 1A-4, Class 2A-2, Class 3A-3, Class 3A-4, Class 3A-7, Class 3A-9, Class 3A-12 and Class 4A-2 Certificates are offered in minimum denominations of $1,000,000 initial Notional Amount each and multiples of $1 in excess of $1,000,000.  The Class A-P Certificates are offered in the form of a single Certificate representing the entire Certificate Balance thereof.  The Subordinate Certificates are offered in minimum denominations of $250,000 initial Certificate Balance each and multiples of $1 in excess of $250,000.  In addition, one Certificate of each Class (other than the Residual Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the initial Certificate Balance (or, in the case of the Interest Only Certificates, the Notional Amount) of such Class.  Each Class of Residual Certificates shall be issued in percentage interests of 99.99% and 0.01%.  The Class X Certificate shall be issued in a percentage interest of 100%.

Section 4.03

Redemption of Certificates.

(a)

There shall be no right to redemption pursuant to Section 10.01 of the Standard Terms.  Moreover, notwithstanding anything to the contrary in Section 10.02 of the Standard Terms, the obligations created by this Trust Agreement shall terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the Distribution Account required to be paid to the Certificateholders pursuant to this Trust Agreement, following the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all property acquired upon foreclosure of any such Mortgage Loan.

(b)

On or after the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is less than or equal to 1% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date and no Certificate outstanding is beneficially owned by a Plan, the Class C Certificateholder (provided that the Class C Certificateholder is not the Depositor nor any affiliate of the Depositor) shall have the right to purchase the remaining Mortgage Loans and any other assets in REMIC I-1 at the Termination Price and thereby cause the retirement of the Certificates.   On or after the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is less than or equal to 1% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date and a Certificate outstanding is beneficially owned by a Plan, the Class C Certificateholder (provided that the Class C Certificateholder is not the Depositor nor any affiliate of the Depositor) shall have the right to direct the Master Servicer to purchase the remaining Mortgage Loans and any other assets in REMIC I-1 at the Termination Price and thereby cause the retirement of the Certificates.  In the event the Class C Certificateholder does not exercise its option (or does not direct the Master Servicer to exercise its option) as provided in one of the preceding two sentences within ten days following the first Distribution Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is less than or equal to 1% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date, the Master Servicer shall have the option to purchase the remaining Mortgage Loans and any other assets in REMIC I-1 at the Termination Price and thereby cause the retirement of the Certificates.  Notwithstanding anything to the contrary contained herein, the obligations created by the Trust Agreement shall terminate upon payment to the Certificateholders of all amounts held in the Certificate Account and the REMIC I Distribution Account and the REMIC II Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust Estate as provided above.  Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator, which shall be specified in the notice of termination.  Any repurchase of the assets of the Trust Estate pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04

Securities Laws Restrictions.

Each of the Junior Subordinate Certificates is a Private Certificate subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms.  Furthermore, each of the Private Certificates is a Rule 144A Certificate.  The Class R1 and Class R2 Certificates are Residual Certificates subject to Section 5.05(c) of the Standard Terms.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.01

Request for Opinions.

(a)

The Depositor hereby requests and authorizes McKee Nelson LLP, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee, the Securities Administrator and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, the Securities Administrator, any such Rating Agency or their respective counsels.

(b)

Each of the Trustee, the Securities Administrator and the Master Servicer hereby requests and authorizes its counsel to issue on behalf of such Person such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02

Schedules and Exhibits.

Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms.  Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03

Governing Law.

THIS TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 5.04

Counterparts.

This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05

Notices.

All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Depositor, 85 Broad Street, New York, New York 10004, Attention: President (telecopy number (212) 902-3000 and email addresses:  samuel.ramos@gs.com and howard.altarescu@gs.com) or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Depositor; (b) in the case of the Trustee, 401 South Tryon Street, 12th Floor, Charlotte, NC 28288-1179, Attention: Corporate Trust Services or such other address or telecopy number as may hereafter be furnished to each party to this Trust Agreement in writing by the Trustee; (c) in the case of the Master Servicer, 3415 Vision Drive, Columbus, Ohio 43219-6009 or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Master Servicer; and (d) in the case of the Securities Administrator, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust Services/Global Debt, GSR Mortgage Loan Trust 2005-6F, Telecopy: (212) 623-5930 or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Securities Administrator.  The address of the rating agency required to be stated herein pursuant to Section 13.08(d) of the Standard Terms is Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, and Standard and Poor’s Rating Services, 55 Water Street, New York, New York 10041.

[Signature page follows]

IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer, the Securities Administrator and the Custodian have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

GS MORTGAGE SECURITIES CORP.,
as Depositor

By:      /s/  Greg A. Finck

Name: Greg A. Finck

Title:   Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
not in its individual capacity, but solely in
its capacity as Trustee under this Trust
Agreement

By:      /s/  Patricia O’Neill-Manella

Name: Patricia O’Neill-Manella

Title:   Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
not in its individual capacity, but solely in its capacity as Securities Administrator, Master Servicer and Custodian

By:    /s/  Annette M. Marsula

Name: Annette M. Marsula

Title:   Vice President

STATE OF NEW YORK

)

)  ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this ____ day of June 2005, by _____________________, __________________ for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission expires: _______________________

STATE OF ____________________

)

)  ss.:

 COUNTY OF __________________

)

The foregoing instrument was acknowledged before me in the County of _____________________, this ____ day of June 2005, by _____________________ of Wachovia Bank, National Association, on behalf of the company.

Notary Public

My Commission expires: _______________________

STATE OF ______________

)

)  ss.:

COUNTY OF ____________

)

On the _____ of June 2005 before me, a Notary Public in and for said State, personally appeared __________________ known to me to be a __________________ of JPMorgan Chase Bank, National Association, the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

My Commission expires: _______________________

STATE OF ______________

)

)  ss.:

COUNTY OF ____________

)

The foregoing instrument was acknowledged before me in the County of                            , this  ____ day of June 2005, by                                ,                                 of JPMorgan Chase Bank, National Association, on behalf of the company.

Notary Public

My Commission expires: _______________________

STATE OF ______________

)

)  ss.:

COUNTY OF ____________

)

On the _____ of June 2005 before me, a Notary Public in and for said State, personally appeared __________________ known to me to be a __________________ of JPMorgan Chase Bank, National Association, the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

My Commission expires: _______________________

SCHEDULE I

Mortgage Loan Schedule

SCHEDULE II

Master Loan Purchase Agreements Related to the Mortgage Loans Acquired through the Conduit Program

SCHEDULE III

PAC Scheduled Amounts

Distribution Date	PAC Scheduled Amount($)
Closing Date	85,028,000.00
July 25, 200	84,704,804.45
August 25, 2005	84,349,349.43
September 25, 2005	83,961,751.01
October 25, 2005	83,542,141.98
November 25, 2005	83,090,671.70
December 25, 2005	82,607,506.13
January 25, 2006	82,092,827.70
February 25, 2006	81,546,835.20
March 25, 2006	80,969,743.72
April 25, 2006	80,361,784.46
May 25, 2006	79,723,204.65
June 25, 2006	79,054,267.37
July 25, 2006	78,355,251.37
August 25, 2006	77,626,450.91
September 25, 2006	76,868,175.56
October 25, 2006	76,080,750.00
November 25, 2006	75,264,513.75
December 25, 2006	74,419,821.02
January 25, 2007	73,547,040.38
February 25, 2007	72,646,554.57
March 25, 2007	71,718,760.16
April 25, 2007	70,764,067.31
May 25, 2007	69,782,899.47
June 25, 2007	68,775,693.05
July 25, 2007	67,752,820.62
August 25, 2007	66,714,572.14
September 25, 2007	65,661,245.95
October 25, 2007	64,610,618.20
November 25, 2007	63,564,751.83
December 25, 2007	62,524,352.81
January 25, 2008	61,489,393.39
February 25, 2008	60,459,845.94
March 25, 2008	59,435,682.99
April 25, 2008	58,416,877.23
May 25, 2008	57,403,401.46
June 25, 2008	56,395,228.64
July 25, 2008	55,392,331.87
August 25, 2008	54,394,684.39
September 25, 2008	53,402,259.57
October 25, 2008	52,415,030.93
November 25, 2008	51,432,972.13
December 25, 2008	50,456,056.95
January 25, 2009	49,484,259.34
February 25, 2009	48,517,553.34
March 25, 2009	47,555,913.16
April 25, 2009	46,599,313.15
May 25, 2009	45,647,727.75
June 25, 2009	44,701,131.59
July 25, 2009	43,759,499.39
August 25, 2009	42,822,806.02
September 25, 2009	41,891,026.48
October 25, 2009	40,964,135.89
November 25, 2009	40,042,109.52
December 25, 2009	39,124,922.76
January 25, 2010	38,212,551.11
February 25, 2010	37,304,970.24
March 25, 2010	36,402,155.90
April 25, 2010	35,504,084.00
May 25, 2010	34,610,730.56
June 25, 2010	33,722,071.73
July 25, 2010	32,901,185.27
August 25, 2010	32,084,908.60
September 25, 2010	31,273,218.42
October 25, 2010	30,466,091.54
November 25, 2010	29,663,504.89
December 25, 2010	28,865,435.52
January 25, 2011	28,071,860.62
February 25, 2011	27,282,757.47
March 25, 2011	26,498,103.49
April 25, 2011	25,717,876.22
May 25, 2011	24,942,053.30
June 25, 2011	24,170,612.51
July 25, 2011	23,415,814.22
August 25, 2011	22,665,273.04
September 25, 2011	21,918,967.15
October 25, 2011	21,176,874.81
November 25, 2011	20,438,974.43
December 25, 2011	19,705,244.50
January 25, 2012	18,975,663.64
February 25, 2012	18,250,210.58
March 25, 2012	17,528,864.17
April 25, 2012	16,811,603.35
May 25, 2012	16,098,407.20
June 25, 2012	15,389,254.87
July 25, 2012	14,707,391.96
August 25, 2012	14,029,335.70
September 25, 2012	13,355,066.12
October 25, 2012	12,684,563.30
November 25, 2012	12,017,807.47
December 25, 2012	11,354,778.93
January 25, 2013	10,695,458.11
February 25, 2013	10,039,825.52
March 25, 2013	9,387,861.79
April 25, 2013	8,739,547.64
May 25, 2013	8,097,588.93
June 25, 2013	7,465,928.97
July 25, 2013	6,893,129.29
August 25, 2013	6,329,205.92
September 25, 2013	5,774,027.04
October 25, 2013	5,227,462.74
November 25, 2013	4,689,385.00
December 25, 2013	4,159,667.64
January 25, 2014	3,638,186.28
February 25, 2014	3,124,818.36
March 25, 2014	2,619,443.10
April 25, 2014	2,121,941.43
May 25, 2014	1,632,196.04
June 25, 2014	1,150,091.28
July 25, 2014	715,972.67
August 25, 2014	288,127.32
September 25, 2014	0.00

EXHIBIT A

Form of Certificates